UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A INFORMATION

Information Required In Proxy Statement

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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BLUE EARTH, INC.

(Name of Registrant as Specified in Its Charter)

N/A

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i

BLUE EARTH, INC.

2298 Horizon Ridge Parkway, Suite 205

Henderson, Nevada 89052

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Blue Earth, Inc.:

The Annual Meeting of Stockholders of Blue Earth, Inc. (the “Company”) will be held at Sun City MacDonald Ranch Community Association, 2020 W. Horizon Ridge Parkway, Henderson, Nevada 89012 at 8:00 a.m. (Pacific Coast Time), on July 18, 2014, for the following purposes:

1.

To elect a Board of Directors consisting of six (6) members for the ensuing year.

2.

To consider and act upon a proposal to amend the Articles of Incorporation to increase the authorized shares of common stock to 500,000,000 as contemplated by the Certificate of Amendment attached hereto as Appendix A.

3.

To hold an advisory vote on executive compensation.

4.

To hold an advisory vote on the frequency of the advisory vote on executive compensation; and

5.

To transact such other business as may properly come before the meeting.

All stockholders are invited to attend the meeting.  In addition, the holders of Series C Preferred Stock will be entitled to vote on an as-converted basis (including accrued dividends) as described below.  Stockholders of record at the close of business on May 20, 2014, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting.  A complete list of stockholders entitled to notice of, and to vote at, the meeting will be open to examination by the stockholders beginning ten days prior to the meeting for any purpose germane to the meeting during normal business hours at the office of the Secretary of the Company at 2298 Horizon Ridge Parkway, Suite 205, Henderson, Nevada 89052

Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope.  Returning a proxy will not deprive you of your right to attend the annual meeting and vote your shares in person.

By Order of the Board of Directors

Dr. Johnny R. Thomas, CEO

Henderson, Nevada

June 16, 2014

ii

BLUE EARTH, INC.

2298 Horizon Ridge Parkway, Suite 205

Henderson, Nevada 89052

______________________

PROXY STATEMENT

______________________

The accompanying proxy is solicited by the Board of Directors of Blue Earth, Inc. (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 8:00 a.m., Pacific Coast Time, on July 18, 2014, at Sun City MacDonald Ranch Community Association, 2020 W. Horizon Ridge Parkway, Henderson  Nevada 89012 and any adjournment thereof.  This proxy material is being mailed to stockholders commencing on or about June 16, 2014.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on July 18, 2014.

This Proxy Statement, the form of proxy, the Company’s Annual Report and Quarterly Report are available at http://ir.stockpr.com/blueearthinc/proxy-materials.

VOTING SECURITIES; PROXIES

The Company will bear the cost of solicitation of proxies.  In addition to the solicitation of proxies by mail, certain officers and employees of the Company, without additional remuneration, may also solicit proxies personally by telecopier and by telephone.  In addition to mailing copies of this material to stockholders, the Company may request persons who hold stock in their names or custody or in the names of nominees for others, to forward such material to those persons for whom they hold stock of the Company and reimburse them for their expenses in connection therewith, and to request their authority for execution of the proxies.

A majority of the outstanding shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), present in person or represented by proxy shall constitute a quorum at the Annual Meeting.  The approval of a plurality of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for election of the nominees as directors.  The approval of the Amended Articles of Incorporation requires the affirmative vote of the majority of the outstanding shares of Common Stock and Preferred Stock present in person or represented by proxy at the Annual Meeting, and voting together as one class, is required for adoption of such matters.

The form of proxy solicited by the Board of Directors affords stockholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to each matter to be acted upon at the Annual Meeting.  This proxy statement is accompanied by a copy of our Annual Report on Form 10-K/A, Amendment No. 4 for the period ended December 31, 2013 and Quarterly Report on Form 10-Q for the period ended March 31, 2014.  Shares of Common Stock represented by the proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld.  Where the solicited stockholder indicates a choice on the form of proxy with respect to any matter to be acted upon, the shares will be voted as specified.  Abstentions and broker non-votes will not affect the outcome of the election of directors or the adoption of proposals 3 and 4, advisory votes on compensation.  With respect to all other matters to be voted on by stockholders at the Annual Meeting, abstentions will have the same effect as “no” votes, and broker non-votes will have the effect of a “no” vote with respect to proposal 2, the charter amendment and no effect on the outcome of the other votes.

At the close of business on May 20, 2014, there were 63,974,389 shares of Common Stock outstanding and eligible for voting at the Annual Meeting.  There were 460,900 shares of Series C Convertible Preferred Stock entitled to vote 5,162,080 shares on an as converted basis.  Thus, there are 69,136,469 shares to be voted at the Annual Meeting.  Each stockholder of record is entitled to one vote for each share of Common Stock held on all matters that come before the Annual Meeting.  Only stockholders of record at the close of business on May 20, 2014, are entitled to notice of, and to vote at, the Annual Meeting.

How to Vote

Stockholders as of the record date may have their shares voted by submitting a proxy or may vote in person at the special meeting by following the instructions provided on the enclosed proxy card. Stockholders who hold their shares beneficially in “street name” and wish to submit a proxy must provide instructions to the broker, bank, trustee or other nominee that holds their shares of record as to how to vote their shares with respect to the applicable proposals.

Stockholders of record may submit a proxy in one of three ways or vote in person at the special meeting:

•

Internet: Stockholders may submit their proxy over the Internet at the web address shown on their proxy card. Stockholders will be given an opportunity to confirm that their voting instructions have been properly recorded. Stockholders who submit a proxy via the Internet should NOT send in their proxy card.

•

Mail: Stockholders may submit their proxy by properly completing, signing, dating and mailing their proxy card in accordance with the instructions contained on the proxy card.

•

In Person: Stockholders may vote in person at the special meeting or by sending a representative with an acceptable proxy that has been signed and dated. Attendance at the special meeting will not, however, in and of itself constitute a vote or a revocation of a prior proxy.

Stockholders are encouraged to submit a proxy promptly. Each valid proxy received in time will be voted at the annual meeting according to the choice specified, if any. Executed, but uninstructed proxies (i.e., proxies that are properly signed, dated and returned, but are not marked to tell the proxies how to vote) will be voted in accordance with the recommendations of the Company’s board of directors.

Revocability of Proxy

A stockholder who has given a proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, by executing and delivering to the Company a later dated proxy reflecting contrary instructions, or by appearing at the Annual Meeting and taking appropriate steps to vote in person.

No Dissenter’s Rights

Under Nevada law, stockholders are not entitled to dissenter’s rights of appraisal with respect to Proposals 2 and 3.

All shares of Common Stock represented by properly executed proxies, which are returned and not revoked will be voted in accordance with the instructions, if any, given therein.  If no instructions are provided in a proxy, the shares of Common Stock represented by such proxy will be voted FOR the Board’s nominees for director, FOR the increase in the authorized shares of the Company’s  Common Stock to 500,000,000 shares, FOR adoption on advisory vote on executive compensation and FOR say on pay votes every three years, and in accordance with the proxy-holder’s best judgment as to any other matters raised at the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

The bylaws of the Company provide that each director serves from the date of election until the next annual meeting of stockholders and until his successor is elected and qualified.   The By-laws provide for at least two members of the Board.  The number of directors serving during 2013 was two; however, effective January 1, 2014, the Board of Directors appointed Robert Potts, Governor Bill Richardson, James A. Kelly and Michael W. Allman as members of the Board.  The Company has nominated six persons consisting of Robert Potts, Governor Bill Richardson, James A. Kelly, Michael W. Allman, Dr. Johnny R. Thomas and Laird Q. Cagan each a current Director, for re-election to the Board of Directors.   Proxies cannot be voted for a greater number of persons than the number of nominees named.

The persons named in the accompanying proxy intend to vote for the election of the nominees listed herein as directors.  Each nominee has consented to serve if elected.  The Board of Directors has no reason to believe that any nominee will not serve if elected, but if any of them should become unavailable to serve as a director and if the Board of Directors designates a substitute nominee or nominees, the persons named as proxies will vote for the substitute nominee or nominees designated by the Board of Directors.

The following table sets forth certain information with respect to the nominees for the Board of Directors of the Company and is based on the records of the Company and information furnished to it by such persons. Reference is made to the section of this Proxy entitled, “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” for information pertaining to stock ownership by the nominees and executive officers of the Company.

Name of Nominee	Age	Position
Laird Q. Cagan	56	Chairman of the Board of Directors
Dr. Johnny R. Thomas	72	Chief Executive Officer and Director
Robert Potts	52	President and Chief Operating Officer and Director
William (Bill) Richardson	66	Director
James A. Kelly	56	Director
Michael W. Allman	53	Director

•

Mr. Allman shall serve on each of the following committees of the Board of Directors:

•

member of the Compensation Committee;

•

member of the Nominating & Corporate Governance Committee;

•

chairman of the Audit Committee

•

Mr. Kelly shall serve on each of the following committees of the Board of Directors:

•

chairman of the Compensation Committee;

•

chairman of the Nominating & Corporate Governance Committee;

•

member of the Audit Committee

•

Laird Q. Cagan shall serve on each of the following committees of the Board of Directors:

•

member of the Compensation Committee;

•

member of the Nominating & Corporate Governance Committee;

•

member of the Audit Committee

•

Governor Richardson may serve on committees of the Board as his time permits.

Biographical Information

Directors

We believe that our Board of Directors should be composed of individuals with sophistication and experience in many substantive areas that impact the Company’s businesses.  We believe that all of the current Board Members possess the professional and personal qualifications necessary for board service, and have highlighted particularly noteworthy attributes for each Board member in the individual biographies below.

Laird Q. Cagan, Director. Mr. Cagan has served as a director of the Company since February 21, 2011.  He is an investor in the Company who has served as a director and officer of several publicly traded companies. He has 25 years of experience in investing in and building high growth technology companies as well as five years in the investment banking industry.  During the 1990’s he invested in and helped build 15 high tech companies with over $500 million of equity capital invested in those companies.  He is a co-founder and Managing Director of Cagan McAfee Capital Partners, LLC (“CMCP”) a private investment firm he founded in 2002.  CMCP has founded, funded and taken public 10 companies in a variety of industries including energy, alternative energy, healthcare, information technologies, and environmental.  CMCP portfolio companies have raised over $600 million of equity capital and over $2 billion of capital has been invested in those companies or their projects.   Mr. Cagan previously worked for two of the largest investment banks in the world, Goldman, Sachs & Co. and Drexel Burnham Lambert.  In all, he was involved in over 30 transactions valued at more than $15 billion, bankruptcy work-out transactions of more than $2 billion, and a variety of equity, high-yield bond and senior debt financings.  Mr. Cagan was the founding Chairman of Evolution Petroleum Corporation (NYSE: EPM), a company he founded to develop mature oil & gas fields with advanced technologies.  He is a director and founder of Calpian, Inc. (CLPI), and a former director of AE BioFuels, Inc. (n/k/a Aemetis (AMTX)), and Pacific Asia Petroleum (n/k/a Camac Energy, Inc. (NYSE: CAK). He held Series 24, 7 and 63 licenses, however, he is not currently registered with any FINRA firm.  He was a registered representative and Managing Director of Colorado Financial Services Corporation (“CFSC”), a FINRA-licensed broker-dealer from 2008 to 2012 and other firms dating back to 2003.  He served an administrative suspension from December 15-29, 2008 for violation of a FINRA rule, failure to provide copies of personal brokerage statements from his prior broker-dealer to his new broker-dealer.   Mr. Cagan attended M.I.T. and received BS, MS and MBA degrees from Stanford University.  He is a graduate of the UCLA Director’s Training Program.  He is the founding Chairman of the SF Bay chapter of the Young Presidents’ Organization and is currently Chairman of the San Francisco Chapter of the World Presidents’ Organization.  He is a former member of the Stanford University Athletic Board and is a member of the Olympic Club, the oldest athletic club in America.  As a result of Mr. Cagan’s extensive experience in finance and start-up companies, as well as experience in the energy industry, all of which strengthens the Board’s collective qualifications, skills and experience.

Johnny R. Thomas, Chief Executive Officer and Director.  Dr. Thomas has been a director of the Company since February 22, 2011.  He has been employed by the Company as Chief Executive Officer since September 1, 2010, and also served as President from September 1, 2010 until May 16, 2013.  Prior thereto, he served as Chairman of the Board, Chief Executive Officer and President of Consolidation Services, Inc. (OTCBB:CNSV) from that company’s inception on January 26, 2007 until April 2, 2010.  The company was engaged in the acquisition of land and mineral rights in Eastern Kentucky and is now engaged in oil and gas production. From January 2000 until September 2010, Dr. Thomas was self-employed as an investor in securities, real estate and limited custom home development.  Prior thereto, he was a founder and served as Chairman of the Board and CEO of AgriBioTech, Inc. from September 1993 until February 1999. AgriBioTech and several of its subsidiaries filed a voluntary petition for bankruptcy in January 2000 (and was subsequently liquidated in Chapter 7), approximately eleven months following Dr. Thomas’s departure from the company.  Dr. Thomas received his Ph.D. in genetics/plant breeding from Oregon State University in 1966.   For more than 30 years, Dr. Thomas has successfully guided start-up companies from their formation through commercialization.  His experience in finance and the public securities markets has provided the Board with the necessary guidance to acquire, integrate and manage acquired companies and act as a liaison with the Company’s independent advisors, all of which strengthens the Board’s collective qualifications, skills and experience.

Robert C. Potts, President and Chief Operating Officer.   Robert Potts was appointed President and Chief Operating Officer of the Company on May 16, 2013 and a director on January 1, 2014.  Since February, 2010, Mr. Potts has been a founder, director, CEO and President of IPS Engineering Inc. (“IPS”).   IPS is a Provo Utah based engineering, procurement and construction management (EPCM) company specializing in combined heat and power (CHP) alternative energy space, which was acquired by the Company in May 2013.  From February, 2008 until December 2009, Mr. Potts was President and an owner of Heavy Equipment Parts, Orem, UT, a ground engaging parts and fabrication services company.  From 2001, until he formed IPS, he was the President and CEO of several portfolio companies for a private equity firm.  These include: Prinexus, Finlay Systems, Color By Pergament, Direct Group, Direct Fulfillment, Mack Color Graphics, Halo Design Systems, and Tukan.   He has broad experience with successful start-up and turnaround ventures and has particular knowledge and experience in the energy industry and finance, which strengthens the Board’s collective qualifications, skills and experience.  Mr. Potts earned his B.S. Mechanical Engineering, at Brigham Young University and an M.B.A. - Finance at Lehigh University.

Governor Bill Richardson, Director.  Governor Richardson was elected to the Company’s Board of Directors effective January 1, 2014.   Governor Richardson brings to the Board his knowledge of the energy industry and regulatory affairs, as well as his experience serving on numerous boards of directors, which greatly strengthens the Board’s collective qualifications, skills and experience.  Governor Richardson is a leading proponent of energy, efficiency, technology as evidenced by the green initiatives he passed as Governor of New Mexico.  As a former Secretary of Energy, he has extensive knowledge on all aspects of our business model, including distributed generation, energy efficiency and technologies.  Furthermore, he is an ideal person to advise the Company on political issues at the state and federal level.  Political initiatives are continually on the agenda of most states and the federal government that can affect the Company’s business.  Governor Richardson currently serves as Senior Fellow for Latin America at Rice University’s James A. Baker III Institute for Public Policy, and participates on several non-profit and for-profit boards including Abengoa’s International Advisory Board, the fifth largest biofuels producer in the United States, WRI World Resources Institute, and the National Council for Science and the Environment.  Governor Richardson is also currently serving as Chairman of Global Political Strategies for APCO Worldwide. From January 2003 through January 2011, he was the Governor of New Mexico. Prior to his governorship, Governor Richardson was the U.S. Secretary of Energy (1998-2001), U.S. Ambassador to the United Nations (1997-1998) and a member of the U.S House of Representatives for New Mexico (1983-1997). Governor Richardson has a BA from Tufts University and an MA from Tufts University Fletcher School of Law and Diplomacy.  In addition to his service as member of the Board of Abengoa Solar and Tecnicas Reunidas.  He is currently serving on the following Boards:  Afina; American Progress/Enough Fellow; AMP Holding;  Aside/EAG; CarCharging; Dallas National Insurance; DayStar Technologies;  Ergo; EX-IM Bank; Foundation to Preserve New Mexico Wildlife;  National Council for Science and Environment (NCSE); P3GM; PT Capital; Refugees International; Richardson Center for Global Engagement;

Ryan Governmental Services; Viridis Learning; V-Me; Vola LLC, and World Resources Institute (WRI).

James A. Kelly, Director, was elected to the Company’s Board of Directors effective January 1, 2014.  James Kelly has over thirty-eight years of experience in the energy industry.   Mr. Kelly possesses particular knowledge and experience in accounting, management and the energy industry to strengthen the Board’s collective qualifications, skills and experience.  The grid experience of Mr. Kelly with a major utility is relevant to all of our combined heat and power and solar business units, as distributed generation projects all involve direct interaction with utilities.  Mr. Kelly also has extensive knowledge and experience in all of the technology activities of the Company, since utilities generally see new, emerging technologies at an early stage as new technologies are submitted for potential inclusion in rebate programs.  Mr. Kelly has served on the Management Committee of a Fortune 500 Company.  Mr. Kelly has had exclusive responsibility for multiple external audits and management reviews of energy company operations.    Mr. Kelly was Senior Vice President for Southern California Edison Co. from November 1973 through July 2011, which is the electric utility company for Southern California.  Mr. Kelly obtained his Bachelor of Science from California State University, Long Beach in 1977 and a Master of Science from California State Polytechnic University in 1978. Mr. Kelly also serves as a director of Muni-Fed Streetlight Solution, Coachella Partners, the Don Bosco Technical Institute and as CEO and Director of ARES.

Michael W. Allman, Director, was elected to the Company’s Board of Directors effective January 1, 2014.  Mr. Allman has experience as a CEO and CFO of various renewable energy companies and with a global consulting firm, with exceptional breadth of experience in business strategy design and implementation, operations, finance, risk management, investor communications, business development, mergers and acquisitions and internal business.   The grid experience of Mr. Allman with a major utility is relevant to all of our combined heat and power and solar business units, as distributed generation projects all involve direct interaction with utilities.  Mr. Allman also has extensive knowledge and experience in all of the technology activities of the Company, since utilities generally see new, emerging technologies at an early stage as new technologies are submitted for potential inclusion in rebate programs.  As a result of this experience, Mr. Allman possesses particular knowledge and experience in each of the above areas to serve as the Company’s Audit Expert and strengthens the Board’s collective qualifications, skills and experience.  Mr. Allman previously served as President and CEO of Sempra Generation between October 2006 and March 2010.  Sempra Generation was an electrical division of Sempra Energy, a Fortune 300 energy services company.   From March 2010 through June 2012, Mr. Allman served as Chairman, President and CEO of Southern California Gas Company, a gas distribution company in the United States.  Mr. Allman received his bachelor of science in Chemical Engineering from Michigan State University in 1982 and obtained his MBA from the University of Chicago in 1985, with a specialization in finance.

Other Executive Officers

Brett Woodard, 62, Chief Financial Officer. Mr. Woodard was appointed Chief Financial Officer of the Company on May 16, 2013.   He served as a founder, director and CFO of IPS Engineering, Inc. from 2012 until its acquisition by the Company in May 2013.  Prior thereto, from 2007, Mr. Woodard served as the CFO of Wasatch Wind, Inc., an enterprise that developed wind energy projects in the Western US and Eastern Canada.  With over 25 years’ experience in structuring turnkey project finance transactions throughout the Americas, Europe and Asia in roles with Nokia (large telecommunications infrastructure), GE Capital and Nortel Networks, he has worked extensively with international financing organizations including several Export Credit Agencies.  Mr. Woodard holds an MBA, Finance from the University of Utah and Post Graduate Studies (PhD. Program), Finance, Wharton School, PA.

Donald R. Kendall, Jr., 61, Chief Executive Officer of Blue Earth Capital, Inc.   Mr. Kendall was elected Chief Executive Officer and a director of Blue Earth Capital as of January 31, 2014.  He had been the Chief Executive Officer of Kenmont Capital Partners and Kenmont Solutions Capital GP LLC (“KSC”), an investment management firm specializing in alternative investments and private equity from 1998 and its affiliated finance company, respectively, until KSC’s acquisition by the Company in January 2014.  Mr. Kendall also utilized his extensive background in the power, energy and clean energy industries overseeing event driven, distressed, capital structure arbitrage and private equity investments in these sectors for Carlson Capital, L.P, while overseeing Kenmont's private equity and venture capital fund of funds.  From 1993 to 1998, Mr. Kendall was President of Cogen Technologies Capital Company, L.P.  His responsibilities included acquisitions, domestic and international project development, project and corporate financings, asset management, strategic planning and the initiation of Cogen's planned reorganization, initial public offering and ultimate sale for $1.1 billion.  In addition to his duties at Cogen, Mr. Kendall was the founding Chairman and Chief Executive Officer of Palmetto Partners, Ltd., a family office and investment management company for a Forbes 400 family.  Mr. Kendall's duties included identifying, analyzing, structuring, investing, monitoring and exiting investments in private equities on a direct basis and through private equity funds.  In addition, Mr. Kendall managed various public equity hedge fund and fixed income portfolios for affiliated entities and three charitable foundations.  He also serves as a director of American Midstream Partners, LP (NYSE: AMID), Solar City Corporation (NASDAQ: SCTY), Stream Energy and Tangent Energy Solutions, Inc.  Mr. Kendall also serves on the following Non Profit Boards:  Earthwatch Institute, the Houston Zoo Conservation Committee, the Jane Goodall Institute and the Prospect Park Alliance.  Mr. Kendall received a B.A. degree from Hamilton College and an M.B.A. from The Amos Tuck School of Business Administration at Dartmouth College.

There are no family relationships among any of our directors and executive officers.

Stockholder Vote Required

Election of each director requires a plurality of the votes of the shares of Common Stock and Preferred Stock voting on an as converted basis, present in person or requested by proxy at the meeting and entitled to vote on the election of directors.

The Board of Directors recommends a vote “FOR” the election of each of the nominees named above for election to the Board of Directors.

COMPENSATION DISCUSSION & ANALYSIS

We seek to have compensation programs for our named executive officers that are intended to achieve a variety of goals, including, but not limited to:

•

attracting and retaining talented and experienced executives in the evolving and competitive energy efficiency industry;

•

motivating and fairly rewarding executives whose knowledge, skills and performance are critical to our success; and

•

providing fair and competitive compensation.

During 2012 and 2013, the entire Board of Directors consisting of Laird Cagan, Chairman of the Board and Johnny Thomas, Chief Executive Officer, determined all matters and there was no compensation committee.  During 2012, the sole Named Executive Officers were Johnny Thomas, Chief Executive Officer, and John C. Francis, Vice President of Corporate Development, who resigned as an executive officer effective May 16, 2013, with the appointment of new management from the Company’s acquisition of IPS Engineering, Inc.  The cash compensation of Messrs. Thomas and Francis consisting of salaries of $174,000 and $150,000 was pursuant to “at will” employment contracts first entered into as of September 1, 2010 (as subsequently amended) and approved by a prior independent Board of Directors, which subsequently resigned when the Company entered into a new industry.  The relatively small base salaries to Messrs. Thomas and Francis were requested by those officers in view of the Company’s cash needs as an emerging growth company.  The warrants granted under the employment agreements and subsequent regrants were the primary incentive to management to grow the Company.

The additional named executive officers hired in 2013 each negotiated their compensation in connection with the sale of their respective companies to the Company and had no prior relationship with the Company.

The Compensation Committee took office on January 1, 2014.  In determining executive compensation for fiscal year 2014 the Compensation Committee intends to compensate named executive officers and reward them for both Company-wide and individual performance and to attempt to link pay and performance. This policy is intended to assure that our compensation practices are competitive with those in the industry.  However, given the fact that our named executive officers are working under employment contracts which generally include performance based equity compensation the only flexibility the Compensation Committee will have is with new hires or cash bonuses to existing officers for extraordinary performance.  Our chief executive officer, as he did for prior fiscal years, intends to assist the Compensation Committee in determining compensation for the other named executive officers.

Elements of Executive Officer Compensation

Overview.    Total compensation paid to our executive officers is divided among three principal components. Base salary is fixed under employment contracts and does not vary based on our financial and other performance. Other components, such as cash bonuses and stock options, are variable and dependent upon the Company performance.  Judgments about these elements will be made subjectively by the Compensation Committee. The value of the stock options and warrants is dependent upon our future stock price and, accordingly, is intended to reward the named executive officers for favorable Company-wide performance.

Our Compensation Committee will review total compensation particularly to any new hires to see if it falls in line with peer companies and may also look at overall market data.  Our goal will be to promote pay for performance and emphasize the variable elements of overall compensation over fixed base salaries. In this regard, it will be our policy to emphasize long-term equity awards over short-term cash bonuses as the long-term awards are intended to align with goals such as total shareholder return.

Base Salary.    We pay our executives a base salary, which we review annually based on existing employment contracts. We believe that a competitive base salary is a necessary element of any compensation program. Base salaries are established, in part, based on the executive’s individual position, responsibility, experience, skills, historic salary levels with his prior business.  We will seek going forward to align base compensation levels comparable to our competitors and other companies similarly situated. We do not view base salaries as primarily serving our objective of paying for performance.  Furthermore, we believe that our salary levels when combined with long-term equity awards will allow us to hire new executive officers when and as required.

Cash Incentive Bonuses.    Consistent with our emphasis on pay-for-performance incentive compensation programs, our executives will be eligible to receive cash incentive bonuses based upon extraordinary performance during the year.

Equity Compensation.    We believe that stock options and warrants are an important long-term incentive for our executive officers and other employees and generally align officer interest with that of our stockholders. They are intended to further our emphasis on pay-for-performance.

The Compensation Committee will not have any formal plan or obligation that requires it to grant equity compensation to any executive officer.  The authority to make equity grants to our executive officers rests with our full Board of Directors based upon recommendations made by the Compensation Committee. The Committee will consider the input of our chief executive officer in setting the compensation of our other executive officers, including in the determination of appropriate levels of equity grants.

Regulatory Considerations

We account for the equity compensation expense for our employees under the rules of FASB Accounting Standard Codification 718, “Compensation - Stock Compensation,” or ASC 718.

COMPENSATION COMMITTEE REPORT

ON EXECUTIVE COMPENSATION

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion & Analysis with management. Based on this review and these discussions, the Compensation Committee recommended that the Compensation Discussion and Analysis be included in this report.

Submitted by Blue Earth, Inc. Compensation Committee:

James A. Kelly, Chairman

Laird Q. Cagan

Michael W. Allman

Performance Graph

Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate by reference this Proxy Statement, in whole or in part, the following Performance Graph shall not be incorporated by reference into any such filings.

COMPARISON OF YEAR COMULATIVE TOTAL RETURN

Among Blue Earth Inc., the NASDAQ Composite Index

and Peer Group

◊ -  Blue Earth, Inc. ⎕ - NASDAQ Composite Index ○ - Peer Group

$200 $180
$160 $140
$120 $100
$80 $60
$20 $0
	10/29/10	12/31/10	12/31/11	12/31/12	12/31/13

Assumes $100 invested on 10/29/10, assumes dividend reinvested.

			Cumulative Total Return
	10/239/10	12/31/10	12/31/11	12/31/12	12/31/13

Blue Earth, Inc.	$100.00	$ 80.00	$ 52.00	$ 48.00	$108.80
NASDAQ Composite	$100.00	$106.05	$105.18	$123.53	$173.09
Peer Group	$100.00	$ 93.08	$ 55.18	$ 45.27	$ 51.79

EXECUTIVE COMPENSATION

The table below sets forth, for the last three fiscal years, the compensation earned by (i) each individual who served as our principal executive officer or principal financial officer, and (ii) our most highly compensated executive officers, other than those listed in clause (i) above, who was serving as executive officers at the end of the last fiscal year (together, the “Named Executive Officers”). No other executive officer had annual compensation in excess of $100,000 during the last fiscal year.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option/ Warrant Awards ($)(5)	All Other Compensation ($)	Total ($)

Dr. Johnny R. Thomas, Chief Executive Officer	2013	$174,000(1)	-	$4,184,437(2)	-	$4,358,437
	2012	$174,000(1)	-	$2,417,022	-	$2,591,022
	2011	$167,792(3)	-	$1,349,544	-	$1,517,336
John C. Francis, Executive V.P. Corporate Development	2012	$150,000	-	-	-	$150,000
Robert Potts, President and Chief Operating Officer	2013	$77,405(4)	-	$2,360,345	-	$2,437,750
Brett Woodard Chief Financial Officer	2013	$76,202(4)	-	$2,360,345	-	$2,436,547

(1)

Consists of $ 150,000 cash paid to Dr. Thomas and $2,000 per month, or an aggregate of $24,000, withheld in the payment of the exercise price of 24,000 warrants.

(2)

Includes 1,000,000 warrants authorized by the Board in December 2013, with an effective date of January 1, 2014.

(3)

On September 1, 2010, Johnny R. Thomas was elected Chief Executive Officer of the Company.  Consists of $25,000 cash paid to Dr. Thomas and $2,000 per month, or an aggregate of $8,000, withheld in payment of the exercise price of 8,000 warrants.

(4)

Messrs. Potts and Woodard each commenced employment on May 16, 2013 under employment agreements which pay them $300,000 per year, although they agreed to a reduced salary of $120,000 each for the first year.

(5)

As disclosed in Note 9 to the audited financial statements for the year ended December 31, 2013, The Company estimates the fair value of share-based compensation utilizing the Black-Scholes option pricing model, which is dependent upon several variables such as the expected option term, expected volatility of our stock price over the expected option term, expected risk-free interest rate over the expected option term, expected dividend yield rate over the expected option term, and an estimate of expected forfeiture rates. The Company believes this valuation methodology is appropriate for estimating the fair value of stock options granted to employees and directors which are subject to ASC Topic 718 requirements. These amounts are estimates and thus may not be reflective of actual future results, nor amounts ultimately realized by recipients of these grants. The Company recognizes compensation on a straight-line basis over the requisite service period for each award. The following table summarizes the assumptions the Company utilized to record compensation expense for stock warrants and options granted during the years ended December 31, 2013:

Expected term (years)	5.0 - 10.0
Expected volatility	101.49-103.25%
Weighted-average volatility	101.49-103.25%
Risk-free interest rate	3.64-3.99%
Dividend yield	0%
Expected forfeiture rate	0%

Outstanding Equity Awards at Fiscal Year-End

Other than as set forth below, there were no outstanding unexercised options, unvested stock, and/or equity incentive plan awards issued to our named executive officers as of December 31, 2013.

			Option Award			Stock Award
Name	Number of Securities Underlying Unexercised Warrants Exercisable	Number of Securities Underlying Unexercised Warrants Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Warrants	Warrant Exercise Price ($)	Warrant Expiration Date	Number of Shares or Units of Stock That Have Not Vested #	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
Johnny R. Thomas	765,000(2)	117,000(2)	-0-	$.01	March 1, 2021	-0-	-0-	-0-	-0-

John C. Francis	1,000,000(2)	150,000(2)	-0-	$.01	March 1, 2021	-0-	-0-	-0-	-0-

Robert Potts	-0-	1,200,000	-0-	$1.18	May 16, 2023	-0-	-0-	-0-	-0-

Brett Woodard	-0-	1,200,000	-0-	$1.18	May 16, 2023	-0-	-0-	-0-	-0-

(1)  The Closing Price of the Company’s Common Stock on December 31, 2013 was $2.72 per share.

(2)  On August 5, 2013, Johnny R. Thomas and John C. Francis were issued 1,000,000 and 400,000 new warrants which have not fully vested in connection with the extension of their employment contracts. These warrants vest one quarter (25%) upon grant and then in quarterly increments over the next three years ending September 30, 2016.  At the time of grant, these were the only warrants held by Messrs. Thomas and Francis, as all prior warrants had been assigned for either  estate planning purposes or assigned to third parties to exercise with the proceeds to the Company.

Expected term (years)	5.0 - 10.0
Expected volatility	101.49-103.25%
Weighted-average volatility	101.49-103.25%
Risk-free interest rate	3.64-3.99%
Dividend yield	0%
Expected forfeiture rate	0%

Employment Agreements

There are no material plans, contracts or arrangements pursuant to which any executive officer is a party or in which he participates other than those available to all officers and directors of the Company.

On August 31, 2010, the Company entered into an "at will" employment agreement, effective as of September 1, 2010, with Dr. Johnny R. Thomas, as Chief Executive Officer and President of the Company. Dr. Thomas' base salary was initially ninety nine thousand dollars ($99,000.00) per annum. He is eligible to receive a bonus to be established by the Compensation Committee of the Board of Directors for extraordinary performance. The agreement provides for a non-competition and non-solicitation period of one-year from the termination of employment. In the event that an officer is terminated without cause: (i) he shall receive a cash settlement of $75,000, and (ii) 50% of all unvested warrants issued under his employment agreement, as amended, shall vest immediately.  Dr. Thomas was granted warrants to purchase an aggregate of one (I) million shares of Common Stock, exercisable for ten (l0) years at $1.00 per share, all of which have vested.

On August 31, 2010, the Company entered into an “at will” employment agreement, effective as of September 1, 2010, with John C. Francis, by resolution of the board as Vice-President, Corporate Development and Investor Relations of the Company. Mr. Francis's base salary was initially seventy-five thousand dollars ($75,000.00) per annum. All other terms of employment are the same as set forth in Dr. Thomas' agreement described above.

On March 1, 2011, the Board of Directors of the Company amended the employment agreements of Dr. Johnny R. Thomas and John C. Francis by resolution of the Board.  Each of their employment agreements dated September 1, 2010 were amended effective February 1, 2011, pursuant to Board of Directors’ resolutions to increase their annual salaries by $75,000.  Johnny R. Thomas’s salary increased from $99,000 to $174,000 and John Francis’s salary from $75,000 to $150,000.  Effective as of May 16, 2013, upon the Company entering the employment agreements with Robert Potts and Brett Woodard, John Francis was no longer deemed to be an executive officer of the Company.

Johnny R. Thomas and John C. Francis were each awarded five-year performance warrants to purchase 1,000,000 shares each at an exercise price of $1.25 per share.   In November 2012 the warrant exercise price was reduced to $0.01 per share, the warrants was extended to ten years and the vesting criteria was amended to remove the milestone criteria. All of these warrants also vest when the holders exercise the warrants and purchase Common Stock and are therefore deemed to be currently exercisable.  All of these warrants are fully vested.

On August 5, 2013, the Board of Directors of the Company approved a three-year extension to Dr. Thomas’s employment agreement through August 31, 2016.  Dr. Thomas’s salary remained at $174,000 per annum.  The Board approved the grant of ten (10)-year warrants to purchase 1,000,000 shares at an exercise price of $.01 per share.  The warrants vested one quarter (250,000 shares) upon grant and 62,500 shall vest quarterly on the last day of each calendar quarter until the remaining 750,000 warrants vest on September 30, 2016.

On August 5, 2013, the Board of Directors of the Company approved a three-year extension to Mr. Francis’ employment agreement through August 31, 2016.  The Board approved the grant of ten (10)-year warrants for services rendered to purchase 400,000 shares at an exercise price of $.01 per share which vest over a three-year period.

On October 5, 2013, the Board of Directors granted Mr. Francis ten-(10) year warrants to purchase 200,000 shares at an exercise price of $.01 per share for services rendered, all of which were fully vested.  All of the foregoing issuances were simultaneous with the assignment of a part of the warrants for estate planning purposes. The Board evaluated the performance of Mr. Francis relative to his compensation and determined that his contributions to the Company warranted bonus compensation. Mr. Francis was a critical manager in the development and implementation of the business model, the acquisitions, investor relations and capital formation. The Company raised over $20 Million in equity in 2013, which would not have been possible without the efforts of Mr. Francis, the Chairman and Dr. Thomas.

The Company entered into an employment agreement effective May 16, 2013, with Robert Potts.  Under this Agreement, Mr. Potts will serve as Chief Operating Officer of the Company for a five-year period.  The Agreement is automatically renewable for one-year periods on the same terms and conditions unless the Company gives written notice to Mr. Potts at least one-year before May 15, 2018.  Mr. Potts’s base salary is $300,000 per annum, however, he agreed to reduce his first year salary to $120,000.  Mr. Potts will be entitled to a bonus of $180,000 on December 31, 2014, in the event at least four power plant projects reach commercial operations by that date.  In addition, Mr. Potts will be entitled to a cash bonus equal to a percentage of pre-tax net profits of the Blue Earth CHP division above those forecasted at the time Mr. Potts’ employment commenced.  Mr. Potts will forfeit 25% per year (up to 75% in total) of the 3,070,000 shares of the Company’s Common Stock which he received upon the acquisition of IPS, subject to release from escrow as initial power plants are turned on, if he terminates the Agreement without good reason on at least two months prior notice.  Mr. Potts also received warrants to purchase 1,200,000 shares exercisable at $1.18 per share for ten years.  If the Agreement is terminated by Mr. Potts for good reason he will be entitled to an amount equal to his annual base salary for one year, any earned but unpaid bonus and any deferred compensation.  The Agreement is also terminable by the Company for cause.  The Agreement provides for a one-year restricted period following termination of employment, from engaging in a competitive business, or for soliciting employees from and terminating their employment with the Company or hiring any person previously employed by the Company within 90 days of such hiring.

The Company entered into an employment agreement effective May 16, 2013 with Brett Woodard to be the Chief Financial Officer of the Company.   It is a five-year agreement with substantially the same terms as Mr. Potts' agreement.

On January 31, 2014, the Company entered into a two-year employment agreement with Donald R. Kendall, Jr. which shall be automatically extended for one-year periods unless terminated by either party on at least thirty (30) days’ prior written notice.  There is no specific time requirement under the contract. Mr. Kendall is being compensated at the rate of $120,000 per annum.  He received an aggregate of 1,300,000 stock options under his employment contract exercisable at $2.00, the fair market value of the Company’s common stock, when the purchase price was agreed to on December 4, 2013.  The Company agreed to negotiate in good faith success fees for transactions he introduces or for which Kendall is actively involved.  Mr. Kendall is entitled to a year’s severance pay, plus earned bonuses if his contract is terminated by him for good reason or if he is terminated without cause.  Kendall is subject to a non-compete and non-solicitation for the longer of the period he is employed by the Company or for two years from the execution of his agreement.

Simultaneously with entering into Mr. Kendall’s employment, the Company purchased 100% of the equity interests in Kenmont Solutions Capital GP, LLC (“Kenmont”), the Company owned by Donald Kendall.  The Company issued 25,000 shares of its restricted common stock pursuant to an Equity Exchange Agreement.  The Company simultaneously entered into a Sale of Goodwill Agreement to purchase Kendall’s personal goodwill.  The purchase price for Kendall’s goodwill was 1,725,000 shares of restricted common stock of the Company and options to purchase 200,000 shares of common stock at an exercise price of $2.00 per share.  The above-described 1,750,000 restricted shares of the Company’s common stock are subject to an eighteen (18)-month lock-up period and for a leak-out provision for the following twelve (12)-month period ending thirty (30) months from January 31, 2014.

Consulting Agreements

In connection with the Company’s acquisition of IPS Engineering, Inc. it entered into substantially similar Independent Contractor and Service Agreements with Broadway Family Group LLC and Green Planet Investment Consultants, affiliates of IPS Engineering, Inc. on June 3, 2013, and July 1, 2013, respectively.  The agreements are for three years to provide consulting services to the Company.  The consultants each received warrants to purchase 1,200,000 shares exercisable at $1.18 per share for ten years.  The Warrants vest when the various power plants commence production and produce revenues.  The consultants are subject to non-solicitation and non-compete provisions during their consulting and for a one-year period thereafter.

The Company entered into an Independent Consulting Agreement effective as of November 15, 2011 with Remanco Inc., an entity controlled by David Lies, a principal shareholder of the Company.  On October 12, 2013, the Agreement was extended until November 14, 2014.  Mr. Lies was granted warrants to purchase 100,000 shares of Common Stock at $.01 per share for five years.   See “Certain Relationships and Related Transactions and Director Independence” below for information concerning various warrants issued to Members of Management.

Effective February 17, 2014, D. Jason Davis and Joseph Patalano entered into a consulting agreement with Blue Earth and ceased to serve as officers and directors or employees of Xnergy on that date.  They will focus their business time on project development, rather than construction of projects.  They will be paid a success fee on projects they develop.  Mr. Davis was paid $50,000 against future compensation that may be due to him, and Mr. Patalano was awarded 35,000 shares of common stock as a consultant fee.  Messrs. Davis and Patalano will be paid for projects they source and develop, a success fee of 8% of gross profits if no developer is involved, and 4% if a developer is involved, and for certain projects which the consultants develop they will be paid a developer fee mutually agreed to based on the economics of the project.

Equity Incentive Plan

On October 30, 2009, our board of directors and stockholders adopted the 2009 Equity Incentive Plan. The purpose of the 2009 Equity Incentive Plan is to provide an incentive to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship, and to stimulate an active interest of these persons in our development and financial success. Under the 2009 Equity Incentive Plan, we are authorized to issue up to 4,542,000 shares of Common Stock, including incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, non-qualified stock options, stock appreciation rights, performance shares, restricted stock and long term incentive awards. The 2009 Equity Incentive Plan is administered by a committee of the board of directors.  On the closing  date of the 2009 Merger, certain of our executive officers, directors and other persons were granted options to purchase common stock exercisable at prices ranging from $0.90 to $1.00 per share.

On December 14, 2010, the Company granted Dale Gustavson and Robert Leebern each options to purchase 15,000 shares of Common Stock, exercisable for ten (10) years at $1.70 per share upon their joining the EEAB.

Effective January 1, 2011, upon the Castrovilla Acquisition, 23 employees of Castrovilla were granted an aggregate of 54,459 incentive stock options with one and three year vesting schedules exercisable for ten (10) years at $1.68 per share.  John Pink, President of Castrovilla, was granted a performance based incentive stock option to purchase 30,000 shares of Common Stock, exercisable for ten years at $1.68 per share.   As long as he is employed by Castrovilla, Mr. Pink’s option remained exercisable in three equal installments of 10,000 shares each on December 31, 2011, 2012 and 2013, only if Castrovilla operations as currently situated achieve EBITDA levels of $870,000, $1,044,000 and $1,252,000, respectively.  These levels were not achieved and these 30,000 options were cancelled.  Mr. Pink was also granted an option to purchase 13,332 shares of Common Stock exercisable for ten years at $1.68 per share exercisable in three equal installments of 4,444 shares which vested on December 31, 2011, 2012 and 2013, respectively.

Effective September 1, 2011, upon the Xnergy and HVAC Controls & Specialties, Inc. Acquisition, 27 employees of Xnergy, Inc. and 11 employees of HVAC Controls & Specialties, Inc. were granted an aggregate of 135,250 incentive stock options with one and three year vesting schedules exercisable for ten (10) years at $1.72 per share.  An aggregate of 94,329 of these options were subsequently cancelled.

On October 4, 2011, the Company granted John Pink options to purchase 450,000 shares of Common Stock exercisable at $1.72 per share for ten (10) years with one-third vested upon grant, one-third upon billing of 500 petroleum sites and one-third vested upon billing of an additional 1,000 petroleum sites, the latter of which two-thirds have not vested.

On January 1, 2012, the Company granted Philip Kranenburg options to purchase 1,000,000 shares of Common Stock as described above.  As a result of the termination of Mr. Kranenburg’s employment, he exercised an aggregate of 52,740 options and the remaining 947,260 were cancelled.

On October 16, 2012, the Company granted Edith Vasquez, a Company employee, options to purchase 10,000 shares of Common Stock exercisable at $1.23 per share for ten (10) years with one third-vested at grant and one-third vested annually thereafter.

On December 5, 2012, the Company granted three Xnergy, Inc. employees and one HVAC Controls & Specialties, Inc. employee an aggregate of 175,000 ten (10) year options to purchase Common Stock at $1.27 per share with one-half of the options vested on December 1, 2013 and the other one-half vesting on December 14, 2014.  An aggregate of 25,000 of these 25,000 options were subsequently cancelled.

On August 23, 2013, the Company granted 17 Millennium Power Solutions employees an aggregate of 100,000 incentive stock options with a vesting schedule of 1/3 vested after six months and 1/3 on the anniversary of the initial vesting and 1/3 on the vesting of the second anniversary of the initial vesting, exercisable for ten years at an exercise price of $2.90 per share.

On January 31, 2014, the Company granted Donald R. Kendall, Jr. incentive stock options under the 2009 Equity Incentive Plan to purchase 100,000 shares of Common Stock at $2.00 per share, the price on December 4, 2013 when the purchase price for his company was agreed upon and non-qualified stock options to purchase 1,400,000 shares of Common Stock at $2.00 per share.  The incentive stock options vest 50,000 shares on February 28, 2014 and 50,000 shares vest on February 28, 2015.  The non-qualified stock options vest 200,000 immediately and 1,200,000 at the end of eight (8) three-month periods in 150,000 share increments commencing upon the third month anniversary date of the date of grant.

As of March 25, 2014, the Company granted Ruben R. Fontes options to purchase an aggregate of 150,000 shares of common stock at $3.00 per share which vest over a three-year period.

As a result of the foregoing issuances, cancellations and exercises, there were options to purchase an aggregate of 1,061,872 shares of Common Stock issued and outstanding as of December 31, 2013 and 2,486,239 shares as of May 7, 2014.

Director Compensation

During 2011, 2012 and 2013, the entire Board of Directors consisted of Laird Cagan, Chairman of the Board and Johnny Thomas, Chief Executive Officer.  As stated above, the Company believed that Laird Cagan is an “independent director,” as that term is defined by listing standards of the national securities exchanges and SEC rules.  Effective January 1, 2014, the Board of Directors elected Governor Bill Richardson, James A. Kelly and Michael W. Allman, as independent directors.  The Company also elected Robert Potts, Chief Operating Officer of the Company, to the Board of Directors effective January 1, 2014.

Upon his joining the Board of Directors, Laird Cagan was granted 100,000 restricted shares of Common Stock with one-half vested immediately and one-half upon the first anniversary date.  Mr. Cagan also entered into a two-year consulting agreement under which he was granted warrants to purchase 500,000 shares of Common Stock (of which 62,500 were assigned to his then employer) exercisable at $1.24 per share (the average closing market price for the prior ten trading days).  The warrants vested 62,500 per quarter for the two-year-period beginning on the effective date of the consulting agreement and are exercisable for ten years, as amended. Mr. Cagan also entered into a services agreement dated November 6, 2012, under which he was granted warrants to purchase 1,000,000 shares of Common Stock exercisable at $0.01 per share and are exercisable for ten years. Mr. Cagan was granted ten year warrants exercisable at $0.01 per share to purchase 212,500 shares of Common Stock as equity compensation in conjunction with a $650,000 loan to the Company which has been repaid.  Mr. Cagan was granted ten-year warrants as of April 17, 2013, exercisable at $0.01 per share to purchase 1,000,000 shares of Common Stock in consideration of his serving as an emergency financing source.  Mr. Cagan was also granted ten-year warrants as of January 1, 2014 exercisable at $.01 per share to purchase 1,000,000 shares of Common Stock in consideration of services rendered. See "Certain Relationships and Related Transactions and Director Independence".

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Laird Cagan	$155,448 (1)		$3,634,483(2)

(1) Consists of accrued interest at the rate of 12% per annum paid to Mr. Cagan pursuant to a demand promissory note dated February 22, 2013 in the amount of $913,147, which includes prior amounts loaned to the Company.  Mr. Cagan has never received any cash director’s fees from the Company.

(2) Mr. Cagan was granted ten-year warrants as of April 17, 2013, exercisable at $0.01 per share to purchase 1,000,000 shares of Common Stock in consideration of his serving as an emergency financing source.  Mr. Cagan was granted ten-year warrants as of December 19, 2013, exercisable at $0.01 per share to purchase 1,000,000 shares of Common Stock in consideration of his performance as a director.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information as of May 20, 2014 regarding the beneficial ownership of our common stock, by (i) each person or entity who, to our knowledge, owns more than 5% of our common stock; (ii) our executive officers named in the Summary Compensation Table above; (iii) each director; and, (iv) all of our executive officers and directors as a group. Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is c/o Blue Earth, Inc., 2298 Horizon Ridge Parkway, Suite 205, Henderson, NV 89052.   Shares of common stock subject to options, warrants, or other rights currently exercisable or exercisable within 60 days of the date of this proxy statement, are deemed to be beneficially owned and outstanding for computing the share ownership and percentage of the stockholder holding the options, warrants or other rights, but are not deemed outstanding for computing the percentage of any other stockholder.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned(1)

Executive Officers and Directors:
Johnny R. Thomas	1,132,000 (2)(3)	1.7%
Laird Q. Cagan	4,105,000(4)	6.1%
Brett Woodard	4,270,000(5)	6.6%
Robert Potts	4,270,000(5)(6)	6.6%
Donald R. Kendall, Jr.	2,235,090(7)	3.5%
William (Bill) Richardson	100,000(8)	*
James A. Kelly	100,000(8)	*
Michael W. Allman	100,000(8)	*

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned(1)
All executive officers and directors as a group eight (8) persons)	16,312,090(2)(3)(4)(5)	22.8%

5% Owners
Ray Lundberg 1917 Prairie Road Saratoga Springs, UT 84048	4,270,000(5)	6.6%

Broadway Family Group LLC 1350 E. Flamingo Road # 77 Las Vegas, FL 33180 (10)	4,329,000 (5)(9)	6.7%

Green Planet Consultants LLC 20533 Biscayne Blvd., Suite 4-321 Miami, FL 33180 (11)	4,329,000 (5)(9)	6.7%

D. Jason Davis 2721 Loker Avenue West Carlsbad, CA 92010	3,391,092(12)	5.3%

David Lies 1701 E. Lake Avenue, Suite 260 Glenview, IL 60025	5,398,559(13)	8.2%

(1)    Based on 63,447,292 shares of our common stock outstanding on March 31, 2014.  Does not include shares of our common stock issuable upon exercise of outstanding options, warrants and warrants issuable upon grant and full exercise of Series C Warrants or conversion of Preferred Stock.

(2)  Represents shares issuable upon exercise of management warrants assigned by Johnny R. Thomas to JRT Trust for which he claims beneficial ownership.   Does not include any other warrants or shares issued under warrants issued pursuant to his employment agreement, as amended, and assigned to affiliates for estate planning purposes over which shares he does not have the power to vote or dispose of the shares and accordingly disclaims beneficial ownership. See “Executive Compensation” above.

(3)  Dr. Thomas intends to establish a Rule 10b5-1 Plan under the Exchange Act to sell shares of Common Stock held in the name of JRT Trust.  The plan will be implemented when he is not in possession of any material non-public information.

(4)    Includes (a) 300,000 shares beneficially owned by Cagan Capital LLC, a company that Mr. Cagan beneficially owns; (b) 100,000 shares beneficially owned by Mr. Cagan’s minor children; (c) 100,000 shares received by Mr. Cagan as a director (d) 437,500 warrants issued to Mr. Cagan that are exercisable at $0.01 per share; (e) 1,000,000 warrants exercisable at $0.01 per share issued as of April 17, 2013, in consideration of his serving as an emergency financing source; (f) 955,000 warrants issued under a consulting agreement in November 2012 at an exercise price of $.01 per share; (g) 212,500  warrants exercisable at $0.01 per share issued as compensation for a $650,000 loan to the Company, and (h) 1,000,000 warrants exercisable at $0.01 per share issued as of January 1, 2014 for services rendered as set forth under “Certain Relationships and Related Transactions and Director Independence” below.

(5)  Consists of 3,070,000 shares issued in exchange for shares owned in IPS Engineering, Inc. and also includes 1,200,000 shares issuable upon the exercise of the warrants issued pursuant to employment and consulting agreements dated May 16, 2013, at an exercise price of $1.18 per share and shall vest in accordance with the terms thereof.

(6)  The 3,070,000 shares described in Note (5) above were acquired by Robert Potts and assigned to Apiary Investment LLC, an entity of which the reporting person is a principal and beneficially owns.

(7)  Does not include an aggregate of 1,100,000 shares of common stock issuable upon exercise of options, which are not currently exercisable, however includes 200,000 options which vested on January 31, 2014, 50,000 which vested on February 28, 2014 and 150,000 options exercisable on April 30, 2014, as well as 30,000 shares issuable upon exercise of Class B Warrants.

(8)  Consists of restricted shares issued upon election to the Board of Directors which vest one-half on January 1, 2015 and one-half on January 1, 2016.

(9)  Includes 84,000 shares issued under a consulting agreement.

(10)   Allison Panos holds the power to vote and dispose of these shares.

(11)   Beatrice S. Beke holds the power to vote and dispose of these shares.

(12)   Includes 2,824,692 shares of Common Stock held by a trust of which Mr. Davis is the executor and beneficiary, and 566,400 shares of Common Stock issuable upon exercise of currently exercisable warrants held by Mr. Davis exercisable at $0.60 per share, as amended.

(13)  Consists of (a) 160,000 shares of Series C Preferred Stock convertible into 1,600,000 shares of common stock exclusive of any accrued dividends payable in common stock, (b) 182,000 shares of common stock held by Remanco Inc. of which Mr. Lies is a control person, 8,750 shares held by an IRA account and 3,507,609 shares held by Mr. Lies directly, and (c) 100,000 shares issued upon exercise of consulting warrants beneficially owned by Mr. Lies.   Does not include 800,000 shares issuable upon exercise of Class A warrants issued in connection with the Company’s Series C Preferred Stock Offering; 1,310,720 shares issuable upon exercise of Class B warrants which Mr. Lies and the Company have entered into a Blocking Amendment to such warrants, and 333,333 shares held in escrow by the Company pursuant to a promissory note and pledge agreement entered into by Mr. Lies.   Mr. Lies does not have the power to vote and dispose of shares under the Blocking Amendment.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Except as set forth below, during the past three years, there have been no transactions, whether directly or indirectly, between the Company and any of its officers, directors and 5% or greater shareholders, or their family members.

Employment Agreements/Warrants

The Company has entered into substantively similar employment agreements effective September 1, 2010, as last amended on August 5, 2013, with Dr. Johnny R. Thomas as Chief Executive Officer and President and John Francis as Vice President of Corporate Development and Investor Relations. Pursuant to their contracts, Messrs. Thomas and Francis were each awarded warrants to purchase 1,000,000 shares of Common Stock in August 2010; 1,000,000 warrants in April 2013 and 1,000,000 warrants to Dr. Thomas and 400,000 warrants to Mr. Francis in August 2013 and 200,000 warrants to Mr. Francis in October 2013, as set forth above under “Executive Compensation - Employment Agreements.”

On April 19, 2013, the Board of Directors awarded ten-year warrants to Laird Cagan, Johnny R. Thomas and John C. Francis, to each purchase 1,000,000 shares of Common Stock at $0.01 per share, with a combined value of $3,717,865.  The warrants issued to Johnny R. Thomas and John C. Francis were issued in consideration of the early exercise and/or assignment (without compensation) of management warrants granted to them in September 2010.  The Warrants were assigned and exercised by non-affiliated third parties to assist the Company with its cash flow needs.   An aggregate of approximately $1,734,000 was paid to the Company and zero cash was received by Johnny R. Thomas, John C. Francis or their affiliates. Since all of the prior warrants were assigned and/or exercised, Messrs. Thomas and Francis did not increase their ownership position through the grant of new warrants.  Mr. Cagan’s warrants were awarded in consideration of his serving as an emergency funding source and having relinquished his first lien position on Orange Center and Sun Valley projects to the Company’s senior lender.

Effective May 16, 2013, upon the Company’s acquisition of IPS Engineering, Inc., the Company entered into substantially similar five-year employment agreements with Robert Potts and Brett Woodard as Chief Operating Officer and Chief Financial Officer of the Company, respectively.  The Company also entered into a substantially similar five-year employment agreement with Ray Lundberg, to serve as a non-executive officer of the Company.   Each of these three officers were granted ten-year warrants to purchase 1,200,000 shares of Common Stock exercisable at $1.18 per share, with a combined value of $7,081,036.   See “Executive Compensation - Employment Agreements.”

On December 19, 2013, the Board of Directors awarded ten-year warrants, effective January 1, 2014, to Laird Cagan, Johnny R. Thomas and John C. Francis, to purchase 1,000,000 shares, 1,000,000 shares and 300,000 shares, respectively, of Common Stock at $0.01 per share, with a combined value of $5,508,949.  The warrants were awarded in consideration of reaching certain milestones in developing the operations of the Company.

On January 31, 2014, upon the Company’s acquisition of Kenmont Solutions Capital GP, LLC, the Company entered into an employment agreement with Donald R. Kendall, Jr. as Chief Executive Officer of Blue Earth Capital, Inc.  See “Executive Compensation - Employment Agreements.”

Consulting Agreement/Warrants

On February 22, 2013, the Company executed a demand promissory note to Mr. Cagan in the amount of $913,147 which included prior amounts loaned to the Company.  The note bore interest at the rate of 12% per annum.  Between March 19, 2013 and March 29, 2013 the Company received an aggregate of $420,000 in proceeds under demand notes payable from Mr. Cagan.  The Company also repaid $691,853 of principal and $58,147 of accrued interest on several of the above-described notes during 2013.  The demand notes payables accrued interest at 12% per annum and are unsecured.   Mr. Cagan was also granted ten-year warrants exercisable as of April 17, 2013, at $0.01 per share, valued at $1,239,288, to purchase 1,000,000 shares of Common Stock in consideration of his serving as an emergency financing source.

The Company granted Mr. Cagan 1,000,000 ten-year warrants exercisable at $0.01 per share, valued at $2,395,195, as of December 19, 2013.  These warrants were issued in recognition of his work in a tireless manner as an executive chairman without any cash compensation or bonus during the past three years.  This included his efforts in the successful acquisition of six companies and strategically rendering the business from a position of zero revenues and no employees to growth of over 100 employees, together with raising $20 million of equity and a market capitalization of approximately $150 million.

In connection with the Company’s May 16, 2013 acquisition of IPS Engineering Inc. the Company entered into substantially similar consulting agreements with Broadway Family Group LLC and Green Planet Consultants LLC for which they each received ten-year warrants to purchase 1,200,000 shares of common stock exercisable at $1.18 per share, valued at a total of $7,178,745.  See “Executive Compensation - Consulting Agreements.”

On August 5, 2013, the Board of Directors authorized the grant of 100,000 ten (10)-year warrants to David Lies or his assignees at an exercise price of $0.01 per share, valued at $308,197, under his consulting agreement with the Company.  See “Executive Compensation - Consulting Agreements” for information concerning a consulting agreement entered into with Remanco, Inc., an entity controlled by David Lies.

See “Executive Compensation” for information concerning a consulting agreement entered into with D. Jason Davis, a former officer and director of Xnergy and a principal shareholder of the Company.

CORPORATE GOVERNANCE DIRECTOR AND COMMITTEE INFORMATION

Composition of the Board of Directors. Since the adoption of the Sarbanes-Oxley Act in July 2002, there has been a growing public and regulatory focus on the independence of directors.  Additional requirements relating to independence are imposed by the Sarbanes-Oxley Act with respect to members of the Audit Committee.  The Board has established procedures consistent with the Sarbanes-Oxley Act of 2002, the Securities and Exchange Commission, and The NASDAQ Stock Market prior to the Company being listed on a national securities exchange.  During the year ended December 31, 2013, the Board of Directors consisted of two directors, Laird Cagan, Chairman of the Board, and Johnny R. Thomas, Chief Executive Officer.  They held one in-person meeting, two telephonic meetings and approved all other matters of the Board by unanimous written consent.  Commencing in 2014, with the addition of three new independent directors, the Company has approved all Board matters through unanimous written consent and telephonic meetings and intends to hold in-person meetings.

Independent Directors

We believe Laird Cagan is an “independent director,” as that term is defined by listing standards of the national securities exchanges and SEC rules, including the rules relating to the independence standards of an audit committee and the non-employee director definition of Rule 16b-3 of the Exchange Act.  The Company’s Board of Directors has elected Michael W. Allman, James A. Kelly and Governor Bill Richardson to its Board of Directors.   Each serves as an independent director for a two-year term which commenced on January 1, 2014. Each of these three persons will serve as an independent director and where noted on the respective committees listed below.

We believe that our Board of Directors should be composed of individuals with sophistication and experience in many substantive areas that impact our business.  We believe that experience, qualifications, or skills in the following areas are most important:  experience in the energy industry; regulatory; accounting and finance; capital markets; strategic planning; business development practices; and board practices of other corporations.  These areas are in addition to the personal qualifications described above for each director.  We believe that all of our current Board members possess the professional and personal qualifications necessary for Board service, and have highlighted particularly noteworthy attributes for each Board member in the individual biographies above.

Our combined heat and power and solar projects, generate electricity at the customer’s site, as such, they interface with the traditional electric grid. Mr. Allman and Mr. Kelly have managed large electric grids for many years; therefore their grid experiences are directly applicable to our core business. In addition, public utilities, such as those they managed for many years oversee multi-billion dollar rebate programs for energy efficiency. These experiences are directly relevant to our energy efficiency business. As part of the administration of the large rebate programs, the public utilities that they managed are early reviewers and evaluators of new technology.  Therefore, we believe they provide exceptional inputs to the Company when evaluating technology acquisitions and for marketing of our existing technology. Federal and State governments have many policies and programs that directly influence our business model in all areas, alternative energy, energy efficiency and technology. Governor Richardson provides valuable insight and access to the political process and political decision making leaders.

Board Committees

During the year ended December 31, 2013, the Board consisted of two directors and the Company did not have any committees.  Effective January 1, 2014, the Board has delegated various responsibilities and authority to different Board committees.  The Board has three standing committees:  the Compensation Committee, the Audit Committee and the Nominating and Corporate Governance Committee.  The Board has appointed only independent directors to such committees.  The members of each committee are appointed by the Board and serve only one-year terms.  Committees regularly reported on their activities and actions to the full Board of Directors.  Each committee has a written charter adopted by the Board of Directors under which it operates.  As set forth below, copies of the respective charters are attached hereto as appendices to this Proxy Statement.

Audit Committee

The audit committee’s duties are to recommend to our board of directors the engagement of independent auditors to audit our financial statements and to review our accounting and auditing principles. The audit committee reviews the scope, timing and fees for the annual audit and the results of audit examinations performed by independent public accountants, including their recommendations to improve the system of accounting and internal controls. The audit committee oversees the independent auditors, including their independence and objectivity. However, the committee members are not acting as professional accountants or auditors, and their functions are not intended to duplicate or substitute for the activities of management and the independent auditors. The audit committee is empowered to retain independent legal counsel and other advisors as it deems necessary or appropriate to assist the audit committee in fulfilling its responsibilities, and to approve the fees and other retention terms of the advisors. Our audit committee members possess an understanding of financial statements and generally accepted accounting principles.    Michael W. Allman serves as Chairman of the Audit Committee, which also consists of James A. Kelly and Laird Q. Cagan.

Audit Committee Financial Expert.  The Board of Directors has determined that Michael W. Allman is an “audit committee financial expert” as such term is defined by the SEC. As noted above, Mr. Allman, as well as the other members of the Audit Committee, has been determined to be “independent” within the meaning of SEC and exchange regulations.

Compensation Committee

The compensation committee has certain duties and powers as described in its charter, including but not limited to periodically reviewing and approving our salary and benefits policies, compensation of our executive officers, administering our stock option plans, and recommending and approving grants of stock options under those plans.  James A. Kelly serves as Chairman of the Compensation Committee, which also consists of Michael W. Allman and Laird Q. Cagan.

Nominating Committee

The nominating and corporate governance committee considers and makes recommendations on matters related to the practices, policies and procedures of the board of directors and takes a leadership role in shaping our corporate governance. As part of its duties, the nominating and corporate governance committee assesses the size, structure and composition of the board of directors and its committees, coordinates evaluation of board performance and reviews board compensation. The nominating and corporate governance committee also acts as a screening and nominating committee for candidates considered for election to the board of directors.  James A. Kelly serves as Chairman of the Nominating and Corporate Governance Committees, which also consists of Michael W. Allman and Laird Q. Cagan.

Compensation Committee Interlocks and Insider Participation

None of our directors or executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our board of directors.

Director or Officer Involvement in Certain Legal Proceedings

Our directors and executive officers were not involved in any legal proceedings as described in Item 401(f) of Regulation S-K in the past ten years.

Directors’ and Officers’ Liability Insurance

We have directors’ and officers’ liability insurance insuring our directors and officers against liability for acts or omissions in their capacities as directors or officers, subject to certain exclusions. Such insurance also insures us against losses which we may incur in indemnifying our officers and directors. In addition, we have entered into indemnification agreements with key officers and directors and such persons shall also have indemnification rights under applicable laws, and our certificate of incorporation and bylaws.

Board Leadership Structure and Role in Risk Oversight

Although we have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, we have determined that it is in the best interests of the Company and its shareholders to keep these roles separate.

Our Audit Committee is primarily responsible for overseeing our risk management processes on behalf of our board of directors. The Audit Committee receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our company’s assessment of risks. In addition, the Audit Committee reports regularly to the full Board of Directors, which also considers our risk profile. The Audit Committee and the full Board of Directors focus on the most significant risks facing our company and our company’s general risk management strategy, and also ensure that risks undertaken by our Company are consistent with the Board’s appetite for risk. While the Board oversees our company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our company and that our Board leadership structure supports this approach.

Committees of the Board of Directors

In June 2013, the Board of Directors adopted charters relative to its audit committee, compensation committee and nominating committee.  However, until January 1, 2014, the entire Board determined all matters and no Committees had been formed.

Audit Committee Charter.    The Audit Committee performs its duties under a written charter approved by the Board of Directors. The Audit Committee charter is filed as  Appendix B to our proxy statement.

 Independence of Audit Committee Members.    All members of the Audit Committee of the Board of Directors have been determined to be “independent directors” pursuant to the definition contained in Rule 5605(a)(2) of the NASDAQ Listing Rules and under the Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Compensation Committee Charter.    The Board of Directors has adopted a Compensation Committee charter to govern its Compensation Committee. The Compensation Committee charter is filed as  Appendix C  to our proxy statement.

Governance Committee Charter.    In June 2013, the Board adopted the Nominating and Corporate Governance Committee Charter, a copy of which is filed as  Appendix D  to our proxy statement.

Related Party Transactions

Reference is made to Footnote 13 to the Company’s financial statements included in the Company’s Annual Report for period ending December 31, 2013.

Code of Ethics

We have adopted a written code of ethics that applies to our directors, officers and employees, including principals executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  Our Code of Ethics is attached as Appendix E to our proxy statement and is also available without charge upon written request directed to Blue Earth, Inc., Attention: Secretary, 2298 Horizon Ridge Parkway, Suite 205 Henderson, Nevada 89052.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, named executive officers and persons holding more than 10% of a registered class of the equity securities of the Company to file with the SEC and to provide us with initial reports of ownership, reports of changes in ownership and annual reports of ownership of Common Stock and other equity securities of the Company. Based solely on a review of the reports furnished to us, or written representations from reporting persons that all reportable transaction were reported, we believe that during the fiscal year ended 2013, our officers, directors and greater than ten percent owners timely filed all reports they were required to file under Section 16(a), except as follows:

Two Form 4’s for D. Jason Davis and one Form 4 for Laird Cagan were filed late.

PROPOSAL 2

AMENDING THE CERTIFICATE OF INCORPORATION

TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

The affirmative vote of a majority of the 69,136,469 shares of the issued and outstanding Common Stock and Preferred Stock voting on an as converted basis, is required for the approval of the proposal to amend the Company’s Articles of Incorporation and effect the increase in the authorized shares of the Company’s common stock, par value $.001 per share, from 100,000,000 to 500,000,000

The Certificate of Amendment to the Company's Articles of Incorporation that reflects the increase in the authorized common stock is attached hereto as Appendix A. The increase in the authorized common stock will become effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Nevada, which is expected to occur as soon as is reasonably practicable following shareholder approval of this proposal.

As of May 20, 2014, the Company had 97,912,126 shares of common stock issued and outstanding on a fully diluted basis, which includes the following: (i) 63,974,389 shares of common stock issued and outstanding; (ii) warrants exercisable for 26,289,418 shares of common stock; options to purchase 2,486,239 shares of common stock; and 460,900 shares of Preferred Stock (plus accrued dividends) convertible into 5,162,080 shares of common stock.  Therefore, on a fully-diluted basis, there were only 2,087,873 shares of common stock available for future issuance, which requires us to seek approval to increase the authorized number of shares of common stock.

Reason for Increase

In order to permit the Company to raise capital or issue its common stock for other business purposes, the Company needs to increase the number of shares of its authorized common stock for issuance under its Articles of Incorporation. As a result of the increase in authorized common stock, the Company will be able to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, establishing strategic relationships with corporate partners, acquiring or investing in complementary businesses or products, providing equity incentives to employees, and effecting stock splits or stock dividends.

The Company is at all times investigating additional sources of financing which the board of directors believes will be in the Company’s best interests and in the best interests of the Company’s shareholders. While the Company hopes to raise money in the near future, it currently has no plans, arrangements or understandings for the issuance of additional shares at the present time.

Effects of Increase

With an increase in the Company’s authorized common shares, the board of directors will be able to issue those additional shares without the approval of the Company’s shareholders, except as may be required by applicable law. In general, the issuance of any new shares of common stock will cause immediate dilution to the Company’s existing stockholders, may affect the amount of any dividends paid to such stockholders and may reduce the share of the proceeds of the Company that they would receive upon liquidation of the Company. Another effect of increasing the Company’s authorized common stock may be to enable the Board of Directors to render it more difficult to, or discourage an attempt to, obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. The Board of Directors would, unless prohibited by applicable law, have additional shares of common stock available to effect transactions (such as private placements) in which the number of the Company's outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Company, even if such party is offering a significant premium over the current market price of the common stock. Such an issuance of shares of common stock would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this resolution was not presented with the intent that the increase in the Company's authorized common stock be utilized as an anti-takeover measure.

DESCRIPTION OF SECURITIES

Authorized and Outstanding Capital Stock

The following description of our capital stock and provisions of our articles of incorporation and by-laws are summaries and are qualified by reference to our articles of incorporation and by-laws. Copies of these documents have been filed with the SEC as exhibits to our prior filings and referenced in the Annual Report.

We have authorized 125,000,000 shares of capital stock, par value $0.001 per share, of which 100,000,000 are shares of common stock and 25,000,000 are shares of “blank check” preferred stock.

Pursuant to Proposal 2, we are seeking approval to amend our Articles of Incorporation to authorize 525,000,000 shares of capital stock, par value $0.001 per share, of which 500,000,000 shall be shares of common stock and 25,000,000 shall be shares of preferred stock.

Common Stock

The holders of our common stock are entitled to one vote per share. In addition, the holders of our common stock will be entitled to receive ratably dividends, if any, declared by our board of directors out of legally available funds; however, the current policy of our board of directors is to retain earnings, if any, for operations and growth. Upon liquidation, dissolution or winding-up, the holders of our common stock will be entitled to share ratably in all assets that are legally available for distribution. The holders of our common stock will have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of our common stock will be subject to, and may be adversely affected by, the rights of the holders of any series of preferred stock, which may be designated solely by action of our board of directors and issued in the future.

 As of May 20, 2014, 63,974,389 shares of Common Stock were issued and outstanding held by 155 shareholders of record and approximately 1,300 beneficial owners of our shares of Common Stock.

Preferred Stock

Our board of directors will be authorized, subject to any limitations prescribed by law, without further vote or action by our stockholders, to issue from time to time shares of preferred stock in one or more series. Each series of preferred stock will have the number of shares, designations, preferences, voting powers, qualifications and special or relative rights or privileges as shall be determined by our board of directors, which may include, among others, dividend rights, voting rights, liquidation preferences, conversion rights and preemptive rights.

On September 29, 2011, the Company filed a Certificate of Designation and Preferences with the Secretary of State of Nevada to authorize the issuance of up to 300,000 shares of Series A Convertible Preferred Stock, $10.00 face value, $.001 par value per share (“Series A Preferred Stock”). The Series A Preferred Stock was offered in a private placement (the “Preferred Stock Offering”) of Units each consisting of one share of Series A Preferred Stock at $10.00 per share and warrants to purchase one share of Common Stock for each two shares of Common Stock issuable upon conversion of Preferred Stock. An aggregate of 297,067 shares of Series A Preferred Stock were issued and outstanding convertible into 2,970,670 shares of Common Stock.  As of the date of this Prospectus all shares of Series A Preferred Stock were converted into shares of Common Stock.  The Series A Preferred Stock paid dividends at 8% per annum if paid in cash, or 12% if paid in Common Stock, all of which were paid in Common Stock. In the event of a conversion prior to the payment of the first year of dividends, the Company paid the holder such dividends equal to what the holder was to receive for the first full year from the date of issuance. Each share of Series A Preferred Stock was convertible at a rate of ten (10) shares of Common Stock, or $1.00 per share. Each share not previously converted by the holder was automatically converted by the Company at $1.00 per share (unless adjusted) upon the first to occur: (i) the fourth anniversary date of the issuance of the Series A Preferred Stock, or (ii) the closing price of the Common Stock trades at least $2.25 per share for 60 consecutive calendar days which occurred. The Series A Preferred Stock carried a $10.00 per share liquidation preference plus unpaid dividends, and voted on an as converted basis with the Common Stock.

On April 2, 2012, the Company filed a Certificate of Designation and Preference to authorize the issuance of up to 300,000 Shares of Series B Convertible Preferred Stock, $10.00 face value, $.001 par value per share (“Series B Preferred Stock”). The Series B Preferred Stock was virtually identical to the Series A Preferred Stock except it was automatically converted by the Company at $1.00 per share when the closing price of the Company’s Common Stock traded at least $2.20 (rather than $2.25) per share for 60 consecutive calendar days.  An aggregate of 283,052 shares of Series B Preferred Stock were sold.  As of the date of this Prospectus, all shares of Series B Preferred Stock were converted into shares of Common Stock.

On April 2, 2013, the Company filed a Certificate of Designation and Preference to authorize the issuance of up to 500,000 Shares of Series C Convertible Preferred Stock, $10.00 face value, $.001 par value per share (“Series C Preferred Stock”), which was subsequently amended to increase the authorized shares of Series C Convertible Preferred Stock to 910,000.  The Series C Preferred Stock is virtually identical to the Series A and B Preferred Stock except it may be automatically converted by the Company at $1.00 per share of the closing price of the Company’s Common Stock trades at least $2.18 per share for 60 consecutive calendar days. As of July 3, 2013, an aggregate of 903,500 shares of Series C Preferred Stock (of which 570,000 shares remained outstanding as of December 31, 2013) were issued and outstanding convertible into 9,035,000 shares of Common Stock and 460,900 shares of Series C Preferred Stock were outstanding as of May 7, 2014.

Class A Warrants outstanding as of May 7, 2014

Pursuant to the Company’s Series C Preferred Stock Offering, the Company issued Class A Warrants to purchase one share of Common Stock (4,517,500) for each two shares of Common Stock issuable upon conversion of the Series C Preferred Stock.

 The terms and conditions of the Class A Warrants are as follows:

•

Each Class A Warrant is exercisable at $3.00 per share (the “Exercise Price”), until July 31, 2014, as extended.  However, from May 31, 2014 through June 20, 2014, unless extended, each Class A Warrant is exercisable at $2.50 per share, after which date the Warrants shall be exercisable at $3.00 per share until July 31, 2014;

•

Upon exercise of a Class A Warrant, a holder thereof will receive in addition to one share of common stock, a Class B Common Stock Purchase Warrant exercisable at $6.00 per share, for a period of three (3) years from the date of issuance of such Class B Warrant;

•

Upon exercise of a Class B Warrant, a holder will receive in addition to one share of common stock, a Class C Common Stock Purchase Warrant exercisable at $12.00 per share, for a period of three (3) years from the date of issuance of such Class C Warrant (collectively, the “Warrants”)

•

The Exercise Price may be paid in non-cash consideration (e.g., property or promissory notes) at fair market value deemed acceptable by the Company;

•

Upon prior written notice, the Exercise Price of the Warrants may be temporarily reduced. At the end of such discretionary reduction period, the price shall revert back to the original Exercise Price;

•

All Warrants shall be redeemable on at least 30 days’ prior written notice, at $.001 per share, with the Company’s  right to simultaneously transfer those Warrants not exercised to accredited investors who agree to be standby purchasers. Any presently unidentified standby purchaser will be deemed to be an underwriter under the Securities Act and subject to the prospectus delivery requirements of the Securities Act;

•

The exercise price is subject to adjustment for dividends or other distributions, reorganizations, consolidations, mergers or sale, but not for price protection, other than a discretionary temporary reduction as set forth above; and

•

All underlying shares of Common Stock (exclusive of the Class B and Class C Warrants) were registered with the SEC under Registration Statement No. 333-189937 (declared effective on May 14, 2014).

Other Warrants outstanding at May 7, 2014.

Warrants to purchase 57,500 shares of common stock at an exercise price of $1.25 per share issued to the placement agents in connection with the 2009 Private Placement.

Warrants to purchase 151,931 shares of common stock at an exercise price of $1.75 per share issued to the placement agents in connection with the Series A, B and C Preferred Stock Offerings.

Warrants to purchase:  an aggregate of 4,650,000 performance warrants issued to management in August 2010, March 2011, April 2012, August 2013 and October 2013 exercisable at $.01 per share which were assigned for estate planning purposes to CKC, LLC (770,000), Camelot FLP (385,000), Putun LLC (725,000), JRT Trust (882,000), Lady Bug Trust (60,000), Cricket Trust (60,000), Manzano Limited Partnership and assignees (940,000), Dave Living Trust (28,000) and Bosque FLP (800,000).

Warrants to purchase 650,000 shares of Common Stock (originally 800,000 warrants) at $0.60 per share, as amended, to two officers of a subsidiary in exchange for indebtedness owed to them by the Company in March 2012.

Warrants to purchase 437,500 shares of Common Stock at $1.24 per share to Laird Q. Cagan, the Company’s Chairman of the Board and his designees, for consulting services; warrants to purchase 1,000,000 shares, as amended, of Common Stock at $0.01 per share granted to our Chairman of the Board (and his designees) in connection with a November 6, 2012 Consulting Agreement; warrants to purchase 212,500 shares of Common Stock at $0.01 per share as compensation for our Chairman’s loan to the Company; warrants to purchase 1,000,000 shares of Common Stock exercisable at $.01 per share awarded in April 2013 in consideration of a loan (of which 45,000 warrants have been gifted) and warrants to purchase 1,000,000 shares of Common Stock exercisable at $0.01 per share awarded in January 2014 for services rendered.

Warrants to purchase 300,000 shares of Common Stock at $1.00 per share to three consultants in December 2012.

Warrants to purchase 6,000,000 shares of Common Stock at $1.18 per share issued to three members of management and two employees in May 2013 pursuant to their employment and consulting contracts.

On May 7, 2012, the Company issued warrants to purchase 10,000 shares of Common Stock (originally 300,000) exercisable at $1.32 per share to 360 Partners LLC, an independent consultant.

Warrants to purchase 1,000,000 shares of Common Stock at $0.01 per share awarded on January 1, 2014 to a consultant for services rendered.

Warrants to purchase an aggregate of 1,300,000 shares of Common Stock at $0.01 per share awarded on January 1, 2014 to management which were assigned for estate planning purposes as follows:  Putun LLC (150,000), CKC LLC (150,000), Pikes LLC (500,000), Manzano Limited Partnership (250,000) and JRT Trust (250,000).

Redemption of Class A warrants.

On October 7, 2013, the Company issued a notice of redemption for an aggregate of 8,832,126 Class A Warrants included in the Company’s Registration Statement on Form S-1 (No. 333-181420).  An aggregate of 4,029,154 Class A Warrants were exercised by the holders and Standby Purchasers, while the balance were redeemed.

Expiration of Class A Warrants/Standby Purchasers

The Company has the option, without further compensation to the holder other than the payment of the $.001 redemption price per warrant to call for redemption the 4,517,500 Class A Warrants registered under this registration statement.   Upon the expiration of the Class A Warrants on July 31, 2014 (as extended) or upon an earlier warrant redemption date:  (a) the Company can cause any or all of the warrants which are not properly exercised on or before the maturity or redemption date to be assigned to one or more third parties (each, a “Standby Purchaser”), effectively immediately upon the maturity or redemption date, for the consideration equal to $.001 per non-exercised warrant payable to the Company, (b) each Standby Purchaser shall have the right to exercise the non-exercised warrants so assigned to such Standby Purchaser for a period of five (5) business days past the maturity or redemption date, as the case may be; and (c) any Standby Purchaser would be deemed to be an underwriter within the meaning of the Securities Act and subject to the prospectus delivery requirements of the Securities Act. The Company has agreed to pay FINRA member firms which introduce Standby Purchasers, or which directly exercise warrants, sales commissions of up to seven (7%) percent.  The Company may also pay a commitment fee directly to Standby Purchasers.  The Company does not have any agreements or understandings with any FINRA member firms to pay any compensation in connection with any possible redemption.  If any FINRA member is engaged in connection with any possible redemption, such FINRA member will file the terms of the engagement with the Corporate Financing Department of FINRA prior to the member’s participation in the redemption.  If any Standby Purchaser is a FINRA member or an affiliate or associated person of a FINRA member, such FINRA member, affiliated, and/or associated person will file the terms of the Standby Purchaser arrangement with the Department prior to the member’s, affiliate’s, and/or associated person’s participation as a Standby Purchaser.

Transfer Agent

Our transfer agent is Empire Stock Transfer, 1859 Whitney Mesa Drive, Henderson, NV 89014.

Indemnification of Directors and Officers

Section 718.7502 of the Nevada Revised Statutes (“NRS”) provides, in general, that a corporation incorporated under the laws of the State of Nevada, as we are, may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than a derivative action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person (a) is not liable pursuant to Section 73.138 of the NRS, and (b) acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. In the case of a derivative action, a Nevada corporation may indemnify any such person against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person (a) is not liable pursuant to Section 73.138 of the NRS, and (b) acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation.

Our Articles of Incorporation and Bylaws provide that we will indemnify our directors, officers, employees and agents to the extent and in the manner permitted by the provisions of the NRS, as amended from time to time, subject to any permissible expansion or limitation of such indemnification, as may be set forth in any stockholders’ or directors’ resolution or by contract. In addition, our director and officer indemnification agreements with each of our directors and officers provide, among other things, for the indemnification to the fullest extent permitted or required by Nevada law, provided that no indemnitee will be entitled to indemnification in connection with any claim initiated by the indemnitee against us or our directors or officers unless we join or consent to the initiation of the claim, or the purchase and sale of securities by the indemnitee in violation of Section 16(b) of the Exchange Act.

Any repeal or modification of these provisions approved by our stockholders will be prospective only and will not adversely affect any limitation on the liability of any of our directors or officers existing as of the time of such repeal or modification.

We are also permitted to maintain insurance on behalf of any director, officer, employee or other agent for liability arising out of his actions, whether or not the NRS would permit indemnification.

Disclosure of Commission Position on Indemnification for Securities Act Liabilities

Insofar as indemnification for liabilities under the Securities Act may be permitted to officers, directors or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that it is the opinion of the Securities and Exchange Commission that such indemnification is against public policy as expressed in such Securities Act and is, therefore, unenforceable.

Anti-Takeover Effect of Nevada Law, Certain By-Law Provisions

Certain provisions of our Bylaws are intended to strengthen the board of directors’ position in the event of a hostile takeover attempt. These provisions have the following effects:

We are subject to the provisions of NRS 78.378 to 78.3793, inclusive, an anti-takeover law which applies to any acquisition of a controlling interest in an "issuing corporation." In general, such anti-takeover laws permit the articles of incorporation, bylaws or a resolution adopted by the directors of an "issuing corporation" (as defined in NRS 78.3788) to impose stricter requirements on the acquisition of a controlling interest in such corporation than the provisions of NRS 78.378 to 78.3793, inclusive, as well as permit the directors of an issuing corporation to take action to protect the interests of the corporation and its stockholders, including, but not limited to, adopting plans, arrangements or other instruments that grant or deny rights, privileges, power or authority to holder(s) of certain percentages of ownership and/or voting power. Further, an "acquiring person" (and those acting in association) only obtains such voting rights in the control shares as are conferred by resolution of the stockholders at either a special meeting requested by the acquiring person, provided it delivers an offeror's statement pursuant to NRS 78.3789 and undertakes to pay the expenses thereof, or at the next special or annual meeting of stockholders. In addition, the anti-takeover law generally provides for (i) the redemption by the issuing corporation of not less than all of the "control shares" (as defined) in accordance with NRS 78.3792, if so provided in the articles of incorporation or bylaws in effect on the 10th day following the acquisition of a controlling interest in an "issuing corporation", and (ii) dissenter's rights pursuant to NRS 92A.300 to 92A.500, inclusive, for stockholders that voted against authorizing voting rights for the control shares.

We are also subject to the provisions of NRS 78.411 to 78.444, inclusive, which generally prohibits a publicly held Nevada corporation from engaging in a "combination" with an "interested stockholder" (each as defined) that is the beneficial owner, directly or indirectly, of at least ten percent of the voting power of the outstanding voting shares of the corporation or is an affiliate or associate of the corporation that previously held such voting power within the past three years, for a period of three years after the date the person first became an "interested stockholder", subject to certain exceptions for authorized combinations, as provided therein.

In accordance with NRS 78.195, our articles of incorporation provide for the authority of the board of directors to issue shares of preferred stock in series by filing a certificate of designation to establish from time to time the number of shares to be included in such series and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof, subject to limitations prescribed by law.

Vote Required for Approval

The affirmative vote of a majority of the voting shares (preferred and common) issued and outstanding and voting together as one class is required to amend the certificate of incorporation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2 TO AMEND ARTICLE THIRD OF THE CERTIFICATE, AND EFFECT AN INCREASE OF THE AUTHORIZED COMMON STOCK OF THE COMPANY TO 500,000,000 SHARES.

PROPOSAL NO. 3

Advisory Vote on Executive Compensation

The Company is providing its shareholders with the opportunity to cast an advisory vote on executive compensation as described below.  We believe that it is appropriate to seek the views of shareholders on the design and effectiveness of the Company’s executive compensation program.

Our overall goal for the executive compensation program is to attract, motivate, and retain a talented and creative team of executives who will provide leadership for our success in very competitive markets in a competitive industry.  The Company seeks to accomplish this goal in a way that rewards performance and that is aligned with shareholders’ long-term interests.  We believe that our executive compensation program, which utilizes both short-term and long-term equity awards, satisfies this goal and is strongly aligned with the long-term interest of our shareholders.  The Company did not have a Compensation Committee during fiscal 2013, which went into effect on January 1, 2014 with the addition of three new independent directors.  We believe that the compensation program for the Named Executive Officers is instrumental in helping the Company achieve strong financial performance.

The Company requests shareholder approval of the compensation of the Company’s Named Executive Officers as disclosed pursuant to the Securities and Exchange Commission’s compensation rules (which include the narrative disclosures that accompany the compensation tables).

As an advisory vote, this proposal is not binding upon the Company.  However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for the Named Executive Officers.

Vote Required

Approval of Proposal No. 3 requires that the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition.  Abstentions and broker non-votes will not affect the outcome of this proposal.

THE BOARD RECOMMENDS THAT THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED PURSUANT TO ITEM 402 OF REGULATION S-K IS HEREBY APPROVED.

PROPOSAL NO. 4

Advisory Vote on the Frequency of Say-on-Pay Votes

The Company is providing shareholders an advisory vote to approve how often the Company votes on executive compensation as required by Section 14A of the Exchange Act. Section 14A was added to the Exchange Act by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The advisory vote to approve executive compensation is not a vote on the Company’s general compensation policies or the compensation of the Company’s Board of Directors. The Dodd-Frank Act requires the Company to hold the advisory vote to approve executive compensation at least once every three years.   We believe that our compensation policies and procedures align with the Company’s strategic objectives and the long-term interests of our shareholders.  Our compensation program is guided by the philosophy that total executive compensation should vary based on achievement of goals and objectives, both individual and corporate, and should be focused on long-term strategies to build stockholder value.   We believe that our philosophy and practices have resulted in executive compensation decisions that are appropriate and that have benefited the Company over time.

The Compensation Committee will generate an executive compensation program, which is intended to reward named executive officers for sustaining our financial and operating performance and leadership excellence, along with the limited use of executive perquisites and reasonable severance pay multiples contribute to an executive compensation program that is competitive yet strongly aligned with stockholder interests.

This Proposal No. 4 provides shareholders with the opportunity to cast an advisory vote on how often the Company should include a “say-on-pay” vote in its proxy materials for future annual shareholder meetings (or a special shareholder meeting for which we must include executive compensation information in the proxy statement for that meeting).  Under this Proposal No.4, shareholders may vote to have the say-on-pay vote every three years, or they may abstain.

We believe that say-on-pay votes should be conducted every three years.  This is the first year that shareholders are provided with the opportunity to cast a say-on-pay vote, and the Compensation Committee, which administers our executive compensation program, values the opinions expressed by shareholders and will consider the outcome of these votes in making its decisions on executive compensation in the future.

Vote Required

The option of “one year,” “two years,” or “three years” which receives the highest number of votes will be the option recommended by the shareholders.  Abstentions and broker non-votes will not affect the outcome of this approval.

Recommendation of the Board

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE ON PROPOSAL NO. 4 TO HOLD SAY-ON-PAY VOTES EVERY THREE YEARS (AS OPPOSED TO EVERY ONE YEAR OR EVERY TWO YEARS).

AUDIT COMMITTEE REPORT

The following report is being furnished with the Proxy Statement and is not deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act and the report shall not be deemed to be incorporated by reference into any prior to subsequent filing by the Company under the Securities Act of 1933 or the Exchange Act.

The Audit Committee evidenced its completion of and compliance with the duties and responsibilities set forth in the adopted Audit Committee Charter through a formal written report dated and executed as of February 28, 2014.  A copy of that report is set forth below.

The Board of Directors

Blue Earth, Inc.

Fellow Directors:

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Corporation’s financial reporting process. The Audit Committee conducted its oversight activities for Blue Earth, Inc. and subsidiaries (the “Company”) in accordance with the duties and responsibilities outlined in the audit committee charter. The Audit Committee annually reviews the NASDAQ standard of independence for audit committees and its most recent review determined that the committee meets that standard.

The Company’s management is responsible for the preparation, consistency, integrity and fair presentation of the financial statements, accounting and financial reporting principles, systems of internal control, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Corporation’s independent auditors, HJ & Associates LLC, are responsible for performing an independent audit of the financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the Unites States of America.

The Audit Committee was formed effective January 1, 2014 with the addition of two new independent directors in addition to Laird Cagan.  With the assistance and support of the Chief Financial Officer of the Company, the Audit Committee fulfilled its objectives, duties and responsibilities as stipulated in the audit committee charter concerning the audit of the Company’s financial statements during 2014.  They have provided adequate and appropriate independent oversight and monitoring of the Company’s systems of internal control in connection with the audit.

These activities included, but were not limited to, the following significant accomplishments:

•

Conducted the required communications with the Company’s external auditors as contemplated by Accounting Standard No. 16, Communications with Audit Committee;

•

Reviewed and discussed the audited financial statements with management; and

•

Received written disclosures and letter from the external auditors required by Independence Standards Board Standard No. 1, and discussed with the auditors their independence.

In reliance on the Committee’s review and discussions of the matters referred to above, the Audit Committee recommends the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, for filing with the Securities and Exchange Commission.

Respectfully submitted,

Blue Earth, Inc. Audit Committee

Michael W. Allman, James A. Kelly and Laird Q. Cagan

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s Audit Committee reviews and approves audit and permissible non-audit services provided by its independent registered public accounting firm, as well as the fees charges for said services.

Appointment

On December 10, 2012, the Board of Directors approved the appointment of HJ & Associates, L.L.C. (“HJA”) as the independent registered public accounting firm of the Company.  HJA audited our financial statements for fiscal years ended December 31, 2011, 2012 and 2013.  HJA has been appointed by our Board of Directors to serve as our independent registered public accounting firm for the fiscal year ended December 31, 2014.

Representatives of HJA are not expected to be present at the Meeting.

On December 10, 2012, Lake & Associates CPA’s LLC (“Lake & Associates”) stated they would resign as the independent registered public accounting firm of the Company.  The resignation was accepted by the Board of Directors of the Company (the “Board”).

Item 304(a) of Regulation S-K

During the two most recent fiscal years and through the date of this report, there were no (1) disagreements with Lake & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to its satisfaction would have caused Lake & Associates to make reference in its reports on the Company’s financial statements for such years to the subject matter of the disagreement, or (2) “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of Lake & Associates on the financial statements of the Company, during the periods from December 31, 2010 through December 10, 2012, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports stated there is substantial doubt about the Company’s ability to continue as a going concern.

The Company has requested that Lake & Associates furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree.  A copy of such letter, dated  December 11, 2012, indicating that it is in agreement with such disclosures is filed as Exhibit 16.1 to Form 8-K filed with the SEC on December 13, 2012.

During the Company’s two most recent fiscal years and the subsequent interim periods preceding HJA’s engagement, neither the Company nor anyone on behalf of the Company consulted with HJA regarding the application of accounting principles to any specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and HJA did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or any matter that was the subject of a “disagreement” or a “reportable event,” as such terms are defined in Item 304(a)(1) of Regulation S-K.

Auditors’ Fees

HJA was appointed as the independent registered public accounting firm for the fiscal year ended December 31, 2012. Subsequently, HJA was appointed as the independent registered public accounting firm for the fiscal year ended December 31, 2011 also.

In its review of non-audit services and its appointment of the independent registered public accounting firms, the Audit Committee considered whether the provision of such services is compatible with maintaining independence. All of the services provided and fees charged by the independent registered public accounting firms were approved by the Audit Committee.

The following table shows the fees for the fiscal years ended December 31, 3013, 2012 and 2011.

	Fiscal 2013 HJ & Associates, LLC	Fiscal 2012 HJ and Associates, LLC		Fiscal 2011 HJ and Associates, LLC
Audit Fees (1)	$59,210		$55,000	$10,000
Audit Related Fees(2)	$12,775	$		$0
Tax Fees	$0		$0	$0
All Other Fees (3)	$0		$0	$0
Total	$71,985		$55,000	$10,000

(1)	Audit fees - these fees relate to the audit of our annual financial statements and the review of our interim quarterly financial statements.

(2)	Audit related fees - these fees relate primarily to the auditors’ review of our registration statements and audit related consulting.

(3)	All Other Fees -these fees relate to the reaudit of our financial statements for the year ended December 31, 2011.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to our Board of Directors regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Board of Directors may also pre-approve particular services on a case-by-case basis.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

 The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares.

As described above in accordance with applicable law, only one copy of this proxy statement and annual report is being delivered to stockholders residing at the same address, including, but not limited to, any intermediary of any stockholder, unless such stockholders have notified the Company of their desire to receive multiple copies of this proxy statement or the Company's annual report.   The Company will also ask banks, brokers and nominees and fiduciaries to confirm within twenty (20) days of the record date to forward the proxy materials to their principals and to obtain authority to execute proxies or provide in writing to the Company notice to send the proxy materials directly to the stockholder.   The Company has identified the applicable accounts for any corresponding stockholder according to the applicable records provided by the intermediary for such stockholder.

The Company will promptly deliver, upon oral or written request, a separate copy of this proxy statement and/or the Company's annual report to any stockholder residing at an address to which only one copy of either such document was mailed. Requests for additional copies should be directed to the Company’s Secretary, at the Company’s corporate offices at Blue Earth, Inc., 2298 Horizon Ridge Parkway, Suite 205, Henderson, Nevada 89052, or by telephone at (702) 263-1808.

Stockholders who share an address, including any intermediary acting on behalf of multiple stockholders, can request the delivery of separate copies of future proxy statements or the Company's annual report upon written request, which should be directed to the Company’s Secretary, at the Company’s corporate offices at Blue Earth, Inc., 2298 Horizon Ridge Parkway, Suite 205, Henderson, Nevada 89052, or by telephone at (702) 263-1808.

Stockholders who share an address, including any intermediary acting on behalf of multiple stockholders, can request the delivery of a single copy of this proxy statement or a single copy of the Company's annual report upon written request. Such request should be directed to the Company’s Secretary, at the Company’s corporate offices at Blue Earth, Inc., 2298 Horizon Ridge Parkway, Suite 205, Henderson, Nevada 89052, or by telephone at (702) 263-1808.

Stockholder Communications

The Board welcomes communications from stockholders, which may be sent to the entire Board at the principal business address of the Company, Blue Earth, Inc. 2298 Horizon Ridge Parkway, Suite 205, Henderson, Nevada 89052, Attn: Corporate Secretary.  Security holder communications are initially screened to determine whether they will be relayed to Board members. Once the decision has been made to relay such communications to Board members, the Secretary will release the communication to the Board on the next business day. Communications that are clearly of a marketing nature, or which are unduly hostile, threatening, illegal or similarly inappropriate will be discarded and, if warranted, subject to appropriate legal action.

Recognizing that director attendance at the Company’s annual meetings of stockholders can provide stockholders with an opportunity to communicate with members of the Board of Directors, it is the policy of the Board of Directors to encourage, but not require, the members of the Board to attend such meetings.

AVAILABILITY OF PROXY MATERIALS

The Notice of Annual Meeting, Proxy Statement, Annual Report on Form 10-K/A Amendment No. 4 for the fiscal year ended December 31, 2013 and Quarterly Report on Form 10-Q for the period ended March 31, 2014, are available at www.ir.stockpr.com/blueearthinc/proxy-materials.  Instead of receiving future copies of our Notice of Annual Meeting, Proxy Statement, Annual Report on Form 10-K and Quarterly Report on Form 10-Q by mail, shareowners of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents.  Opting to receive your proxy materials online will save us the cost of producing and mailing documents to your home or business, and also will give you an electronic link to the proxy-voting site.

OTHER MATTERS

The Board of Directors is not aware of any other matter other than those set forth in this proxy statement that will be presented for action at the meeting.  If other matters properly come before the meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

APPENDIX A

Amended Articles of Incorporation

A - 1

090203

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Blue Earth, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article Three of the Articles of Incorporation is hereby amended to reflect an increase in the number of authorized shares of all classes of stock which the Corporation shall have the authority to issue from 125,000,000 to 525,000,000 par value $.001 per share, such shares being designated as follows: (i) 500,000,000 shares of common stock of the Corporation; and (ii) 25,000,000 shares of blank check preferred stock.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 11-27-13

A - 2

APPENDIX B

Audit Committee Charter

APPENDIX B

January 2014

BLUE EARTH, INC.

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee of Blue Earth, Inc.  (the “Company”) was established by the Board of Directors of the Company for the purpose of overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

The Committee is primarily responsible for: (1) monitoring the quality and integrity of the Company’s financial statements and systems of internal controls regarding risk management, finance and accounting; (2) monitoring the independent auditor’s qualifications and independence; (3) monitoring the performance of the Company’s internal audit function and independent auditors; and (4) issuing the report required by the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

Composition

1.

Members.  The Committee shall consist of as many members as the Board shall determine, but in any event not fewer than three members.  The members of the Committee shall be appointed annually by a majority vote of the Board at the first meeting to be held following the annual meeting of stockholders of the Company.

2.

Qualifications.  Each member of the Committee shall meet all applicable independence, financial literacy and other requirements of law and any applicable national securities exchange that the Company’s securities are listed and traded on.  At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial over sight responsibilities, or who otherwise qualifies as an “audit committee financial expert” under Item 407(d)(5) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

3.

Chair.  The Chairperson of the Committee shall be appointed by the full Board.   Unless a successor Chairperson is elected by the full Board, the Members of the Committee may designate a Chairperson by majority vote.

4.

Replacement.  Any vacancies on the Committee shall be filled by a majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy.

5.

Compensation.  Director’s fees are the only compensation a member of the Committee may receive from the Company.

Operations

1.

Meetings.  The Chair of the Committee, in consultation with the Committee members, shall determine the schedule and frequency of the Committee meetings, provided that the Committee shall, in the absence of unusual circumstances, meet at least four times per year.  The Chair of the Committee or a majority of the members of the Committee may also call a special meeting of the Committee.

2.

Agenda.  The Chair of the Committee shall develop and set the Committee’s agenda, in consultation with other members of the Committee, the Board and management.  The agenda and information concerning the business to be conducted at each Committee meeting shall, to the extent practical, be communicated to the members of the Committee sufficiently in advance of each meeting to permit meaningful review.

3.

Report to Board.  At each Board meeting, the Committee shall deliver to the Board a report on any Committee meetings that have been held since the preceding Board meeting, including a description of all actions taken by the Committee during such period.  The Committee shall submit to the Board the minutes of its meetings.  The Committee shall further report regularly to the Board and will review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, the performance of the internal audit function and other matters of importance to the Board.

4.

Assessment of Charter.  The Committee shall assess the adequacy of this Charter on an annual basis and recommend any changes to the Board.

Authority and Duties

Independent Auditor’s Qualifications and Independence

1.

The Committee shall be directly responsible for the appointment, retention, termination and oversight of the work of the independent auditor employed by the Company to audit the books of the Company and its subsidiaries (with the input, if the Committee so desires, of Company management).  The independent auditors are ultimately accountable to the Committee.

2.

The Committee shall have the sole authority to approve the independent auditor’s fee arrangements and other terms of service, and to preapprove any permitted non-audit services to be provided by the independent auditor.  The Committee shall review with the lead audit partner whether any of the audit team members receive any discretionary compensation from the audit firm with respect to nonaudit services performed by the independent auditor.

3.

The Committee shall obtain and review with the lead audit partner of the independent auditor, annually or more frequently as the Committee considers appropriate, a formal written statement by the independent auditor describing: the independent auditor’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry, review or investigation by governmental, professional or other regulatory authorities, within the preceding five years, respecting independent audits carried out by the independent auditor, and any steps taken to deal with these issues; and all relationships between the independent auditor and the Company.  The Committee shall actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and shall take, or recommend that the full Board take, appropriate action on any disclosed relationships to satisfy itself of the independent auditor’s independence.

Financial Statements and Related Disclosure

1.

The Committee shall review the annual audited financial statements and quarterly financial statements with management and the independent auditor before the filing of the Company’s Form 10-K and Form 10-Q.  Any material changes in accounting principles or accounting for new significant items will be reviewed.

2.

The Committee shall review with management earnings press releases, which review may be done generally (i.e., discussion of the types of information to be disclosed and type of presentations to be made), and the Committee need not discuss in advance each earnings release.  This task can be delegated to the Chair of the Committee or the Chair’s designee.

3.

The Committee shall review with management and the independent auditor the following: (a) all critical accounting policies and practices (and changes therein) of the Company, to be used by the Company in preparing its financial statements, (b) major issues regarding the accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies, (c) the major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies and (d) other material communications between the independent auditor and management, such as any management letter.  In addition, the Committee shall regularly review with the independent auditors any difficulties the auditor encountered in the course of the audit work, including any restrictions on the scope of the independent auditors activities or on access to requested information, and any significant disagreements with management.

4.

The Committee shall review with management the effectiveness of the Company’s disclosure controls and procedures.

5.

The Committee shall prepare the report required by the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

Performance of the Internal Audit Function; Related Party Transactions

1.

The Committee shall review with management and the independent auditor the scope, planning and staffing of the proposed audit for the current year.

2.

The Committee shall review with management and the independent auditor the quality, adequacy and effectiveness of the Company’s internal controls and any significant deficiencies or material weaknesses in internal controls, and shall elicit from management or the independent auditor any recommendations that they may have for the improvement of such internal control procedures.

3.

The Committee shall establish procedures, as set forth in Annex A hereto, for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, misuse or inappropriate use of corporate assets or auditing matters or potential violations of law and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters or potential violations of law.

4.

The Committee shall review and approve all transactions between the Company and parties who are related to the Company to the extent required under applicable laws and rules of any applicable national securities exchange that the Company’s securities are listed and traded on.

The foregoing list of duties is not exhaustive, and the Committee may, in addition, perform such other functions as may be necessary or appropriate for the performance of its oversight function.  The Committee shall have the power to delegate its authority and duties to subcommittees or individual members of the Committee as it deems appropriate.  In discharging its oversight role, the Committee shall have full access to all Company books, records, facilities and personnel.  The Committee may retain counsel, auditors or other advisors, in its sole discretion.  The Company shall provide for appropriate funding, as determined by the Committee, for the payment of any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and to any other advisors employed by the Committee.  In addition, the Company shall provide appropriate funding for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Clarification of Audit Committee’s Role

The Committee’s responsibility is one of oversight.  It is the responsibility of the Company’s management to prepare consolidated financial statements in accordance with applicable law and regulations and of the Company’s independent auditor to audit those financial statements.  Therefore, each member of the Committee shall be entitled to rely, to the fullest extent permitted by law, on the integrity of those persons and organizations within and outside the Company from whom he or she receives information, and the accuracy of the financial and other information provided to the Committee by such persons or organizations.

Annex A

Employee Complaint Procedures for Accounting and Auditing Matters

The Sarbanes-Oxley Act of 2002 (“SOX”) requires audit committees of publicly-traded companies to establish policies and procedures for employees to confidentially report concerns regarding questionable accounting or auditing matters.  Section 301 of SOX requires audit committees to establish procedures for receipt of employee complaints.  Any employee of the Company may submit a good faith complaint (“Accounting Complaints”) regarding accounting or auditing matters to the management of the Company without fear of dismissal or retaliation of any kind.  The Company is committed to achieving compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices.  The Company’s Audit Committee will oversee treatment of employee concerns in this area.

In order to facilitate the reporting of employee complaints, the Company’s Audit Committee has established the following procedures for (1) the receipt, retention, investigation and treatment of complaints regarding accounting, internal accounting controls, or auditing matters (“Accounting Matters”) and (2) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Receipt of Employee Complaints

•

Employees with concerns regarding Accounting Matters may report their concerns to the Chief Financial Officer or General Counsel of the Company or to the Chairman of the Audit Committee of the Board of Directors of the Company.

•

Employees may forward complaints on a confidential or anonymous basis by setting forth such concerns in writing and forwarding them in a sealed envelope to the Chair of the Audit Committee, Blue Earth, Inc., 2298 Horizon Ridge Parkway, Suite 205, Henderson, Nevada 89052, such envelope to be labeled with a legend such as: “To be opened by the Audit Committee only.” If an employee would like to discuss any matter with the Audit Committee, the employee should indicate this on the submission and include a telephone number at which he or she might be contacted if the Audit Committee deems it appropriate.

•

Brett Woodard  (the “Compliance Officer”), or his designee, is also authorized to receive and investigate Accounting Complaints, whether anonymous or not.  In this capacity, the Compliance Officer provides advice to, and acts under the authority of, the Audit Committee.

•

In either event, individuals shall exercise due care to ensure the accuracy of the information disclosed.

•

Any correspondence to the Chairman should be clearly marked as an urgent matter for consideration by the Audit Committee of the Company.  The earlier a concern is expressed, the easier it is to take action.  The Chairman may, in his discretion, refer the Accounting Complaint to the Compliance Officer for investigation or retain the matter for investigation by the Audit Committee, as set forth below.

Scope of Matters Covered by These Procedures

These procedures relate to employee complaints relating to any questionable accounting or auditing matters, including, without limitation, the following:

•

fraud or deliberate error in the preparation, evaluation, review or audit of any financial statement of the Company;

•

fraud or deliberate error in the recording and maintaining of financial records of the Company;

•

deficiencies in or noncompliance with the Company’s internal accounting controls;

•

misrepresentation or false statement to or by a senior officer or accountant regarding a matter contained in the financial records, financial reports or audit reports of the Company; or

•

deviation from full and fair reporting of the Company’s financial condition.

Treatment of Complaints

•

Upon receipt of an Accounting Complaint, the recipient will (i) determine whether the complaint actually pertains to Accounting Matters, and (ii) when possible, acknowledge receipt of the complaint to the sender.

•

Complaints relating to Accounting Matters will be reviewed under Audit Committee direction, Internal Audit or such other persons as the Audit Committee determines to be appropriate.

•

If the Accounting Complaint is investigated by the Compliance Officer he will report the results of his investigation, orally or in writing, to the Audit Committee (an “Investigation Report”).  Investigation Reports will be prepared in reasonable detail and shall be in addition to the information provided to the Audit Committee on the Docket.  Such reports will describe the Accounting Complaint, the steps taken in the investigation, any factual findings, and the recommendations for corrective action, if any.  The Compliance Officer will be free in its discretion to recommend to the Audit Committee Chairman that outside auditors, outside counsel or other experts should be engaged to assist in the investigation and in the analysis of results.  The Compliance Officer may, if he deems it reasonably necessary, require the assistance of the Chief Financial Officer, any of his staff, or any other employees of the Company in investigating and resolving any Accounting Complaint.  The parameters of any investigation will be determined by the Compliance Officer in consultation with the Chairman of the Audit Committee or its designee in its discretion and the Company and its employees will cooperate as necessary in connection with any such investigation.

•

The Audit Committee will review the Docket and any written Investigation Reports submitted by the Compliance Officer.  The Audit Committee will have the authority to direct that the appropriate corrective action be taken by the Company in response to any particular Accounting Complaint.  The Audit Committee may, in its discretion, consult with any member of the Company's management who may have appropriate expertise to assist in the evaluation of the Accounting Complaint.  The Audit Committee will be free in its discretion to engage outside auditors, counsel or other experts to assist in the evaluation of any results of any investigation into an Accounting Complaint, and the Company will pay all fees of such auditors, counsel and experts.

•

Confidentiality will be maintained to the fullest extent possible, consistent with the need to conduct an adequate review.

•

The Company will not discharge, demote, suspend, threaten, harass or in any manner discriminate against any employee in the terms and conditions of employment based upon any lawful actions of such employee with respect to good faith reporting of complaints regarding Accounting Matters or otherwise as specified in Section 806 of the Sarbanes-Oxley Act of 2002.

Reporting and Retention of Complaints and Investigations

•

The Compliance Officer will prepare a written docket (the “Docket”) of all Accounting Complaints summarizing in reasonable detail for each complaint: the nature of the complaint (including any specific allegations made and the persons involved); the date of receipt of the complaint; the current status of any investigation into the complaint; and any final resolution of the complaint.  The Compliance Officer will distribute an update of the Docket, highlighting recent developments in reasonable detail, to the Chairman of the Audit Committee (and, if the Chairman so directs, to the full Audit Committee) in advance of each regularly scheduled meeting thereof (other than meetings convened principally to review the Company's periodic reports under the Securities Exchange Act of 1934, as amended).

•

Copies of Accounting Complaints and such log will be maintained in accordance with the Company’s document retention policy.

Records; Attorney-Client Privilege

•

The Company will retain on a strictly confidential basis for a period of seven years (or otherwise as required under the Company's record retention policies in effect from time to time) all records relating to any Accounting Complaint and to the investigation and resolution thereof.  All such records are confidential to the Company and are protected by attorney-client privilege and/or the attorney work product doctrine.  Such records will be considered privileged and confidential.

Publication of Procedures

•

The Company will cause these procedures to be communicated to all employees.

Amendment

•

The Company reserves the right to modify or amend this policy at any time as it may deem necessary.

APPENDIX C

Compensation Committee Charter

APPENDIX C

BLUE EARTH, INC.

Compensation Committee Charter

(Amendment No. 1)

Mission Statement

The purpose and mission of the Compensation Committee of the Board of Directors of Blue Earth, Inc. (the “Company”) is to enhance shareholder value by ensuring that the compensation available to the Board of Directors, Chief Executive Officer, and other Executive Officers of the Company enables the Company to attract and retain high-quality leadership and is consistent with the Company’s executive compensation policy.

Composition

The Compensation Committee (the “Committee”) shall be comprised of two or more directors, all of whom in the judgment of the Board of Directors are independent accordance with applicable rules and regulations of the Securities and Exchange Commission and stock exchange standards) and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a Committee member.

Principal Functions

The Committee shall be responsible for the following:

1.

Director Compensation.  Review and recommend to the Board of Directors for approval, all Director compensation, including retainers, meeting fees, equity compensation plans, deferred compensation plans, and any other components of Director compensation.

2.

Compensation Philosophy. Review annually and determine the Company’s stated compensation philosophy to ensure that management is rewarded appropriately for its contributions to Company growth and profitability and that the executive compensation strategy (including executive salary ranges, annual incentive compensation, and long-term incentive plans) supports the Company’s goals and objectives and the interests of shareholders.

3.

Chief Executive Compensation. Review annually and determine the individual elements of total compensation for the Chief Executive Officer. Establish, on an annual basis, performance criteria and objectives for Chief Executive Officer, and, in conjunction with the Board of Directors, conduct annual performance assessment of the Chief Executive Officer. Report annually to the shareholders on the factors and criteria on which the Chief Executive Officer's compensation for the prior year was based, including the relationship of the Company’s performance to the Chief Executive Officer’s compensation

4.

Compensation of Other Executive Officers. Review annually and determine the individual elements of total compensation for Officers (as used in Section 16 of the Securities Exchange Act of 1934 and defined in Rule 16a-1 thereunder). Consult with the Chief Executive Officer to ensure that Executive Officer compensation is consistent with compensation strategy and policy.

5.

Equity Compensation Plans. Annually review and approve the type, number, terms and conditions of equity compensation grants to the Chief Executive Officer and other Executive Officers, consistent with the terms of those plans and the compensation philosophy. For equity grants to all other employees, review and approve the list of grants for consistency with compensation philosophy. Additionally, the Committee may provide for an equity pool, which may be granted by the Committee for new hires or other interim awards for employees other than Executive Officers,

6.

Retirement Plan. Review annual profit-sharing contribution, and make appropriate recommendations to the Board of Directors. Receive and review reports from Company management on 401(k) participation rates, fund choices, performance of funds, and other aspects of plan.

7.

Other Compensation and Benefit Plans. As required, review and approve equity and other Executive compensation and benefit plans and programs to ensure consistency with the Company’s compensation philosophy.

8.

Consultants. (a)  In the Committee’s sole discretion, engage independent compensation consultants, legal counsel or other advisers (collectively, “Consultants”) to report directly to the Committee and to advise the Committee in discharging its duties hereunder.

(b)  The Committee shall have the direct responsibility for the appointment, compensation and oversight of the work of any Consultant it retains.

(c)  The Company shall provide for appropriate funding, as determined by the Committee, for payment of reasonable compensation to a Consultant retained by the Committee.

(d)  The Committee may select, or receive advice from, a Consultant to the Committee, other than in-house counsel, only after taking into consideration the following six factors:

1.

the provision of other services to the Company by the person that employs the Consultant;

2.

the amount of fees received from the Company by the person that employs the Consultant, as a percentage of the total revenue of the person that employs the Consultant;

3.

the policies and procedures of the person that employs the Consultant that are designed to prevent conflicts of interest;

4.

any business or personal relationship of the Consultant with a member of the Committee;

5.

any stock of the Company owned by the Consultant; and

6.

any business or personal relationship of the Consultant or the person employing the Consultant with an Executive Officer of the Company.

The Committee may select, or received advice from, any compensation adviser they prefer, including ones that are not independent, after considering the six independence factors outlined above.

9.

Succession Planning. Annually review the succession planning process with the Chief Executive Officer. Report annually to the Board of Directors on the Company’s leadership succession planning for the Chief Executive Officer and other Executive Officers.

10.

Reporting. Annually report to the shareholders on the compensation of the Chief Executive Officer and other Executive Officers, to the extent required by federal securities law requirements. Report annually to the Board of Directors on the Committee’s discharge of its responsibilities outlined herein.

Meetings

The Committee will meet as often as necessary to carry out its responsibilities, but in any event, no less than three times each year. Meetings will be called by the Chairman of the Committee. All meetings of the Committee shall be held pursuant to the Code of Regulations of the Company.  Reports of meetings of the Committee shall be made to the Board of Directors at its next regularly scheduled meeting following the Committee meeting.  The Committee shall review and assess the adequacy of the Charter on an annual basis.

APPENDIX D

Nominating and Corporate Governance Charter

APPENDIX D

June 2013

BLUE EARTH, INC.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

I.

Purpose

The Nominating and Corporate Governance Committee (the “Committee”) of Blue Earth, Inc. (the “Company”) is appointed by, and acts on behalf of, the Board of Directors (the “Board”) of the Company.  The Board has determined to establish the director nomination and governing principles of the Committee through the adoption of this Charter.  The Committee’s principal purposes shall be:

(i)

to establish criteria for the selection of directors and to recommend to the Board the nominees for director in connection with the Company’s annual meeting of stockholders;

(ii)

to fill vacancies occurring between annual meetings of stockholders and to recommend individuals to the Board for nomination as members of the standing committees of the Board;

(iii)

to take a leadership role in shaping the Company’s corporate governance policies; and

(iv)to oversee and coordinate annual evaluations of the Board, its committees and its members.

II.

Responsibilities and Duties

A.

Composition of the Board

The Committee has the following responsibilities:

(i)

to consider and make recommendations to the Board concerning the appropriate size and overall characteristics of the Board, including desired competencies, skills and attributes;

(ii)

to establish criteria for persons to be nominated for election to the Board and its committees, taking into account the composition of the Board as a whole.  The Committee may consider, as appropriate in a particular case, the candidate’s: (a) qualification as “independent” under the various standards applicable to the Company, the Board and each of its committees, as well as in the judgment of the Committee; (b) depth and breadth of experience within the Company’s industry and otherwise; (c) outside time commitments; (d) special areas of expertise; (e) accounting and finance knowledge; (f) business judgment; (g) leadership ability; (h) experience in developing and assessing business strategies; (i) corporate governance expertise; and (j) for incumbent members of the Board, the past performance of the incumbent director, in addition to the foregoing criteria;

(iii)

to conduct searches for prospective directors, consider all candidates recommended by stockholders in accordance with the procedures set forth in the Company’s annual proxy statement and in accordance with Item 7(d)(2)(ii) of Schedule 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), consider candidates proposed by management of the Company, and evaluate and recommend candidates for election to the Board or to fill vacancies;

(iv)

to evaluate and make recommendations to the Board concerning the appointment of directors to Board committees and the selection of committee chairs; recommendations shall consider desired characteristics of committee members, specific legal and regulatory requirements, and the number of boards and other committees on which the directors serve; and

(v)

to periodically review the “independence” of each director, as such term is defined by applicable regulatory and listing standards and to develop and recommend to the Board standards to be applied in making determinations as to the absence of material relationships between the Company and a director.

B.

Corporate Governance Oversight

The Committee has the following responsibilities:

(i)

to periodically review and assess the adequacy of the Company’s corporate governance principles and recommend any changes to the Board for its approval and adoption;

(ii)

to evaluate and recommend to the Board the responsibilities of the Board committees, including the structure, operations and the authority to delegate to subcommittees;

(iii)

to assist the Board in its allocation of workload among the various committees of the Board;

(iv)

to periodically review and reassess the adequacy of the charters of the various committees of the Board and recommend any proposed changes to the Board for its approval;

(v)

to oversee the review and update, when appropriate, of the Company’s Code of Ethics for Officers, Directors and Employees of the Company;

(vi)

to periodically review, discuss and assess the performance of the Board, including individual Board members, including Board committees, seeking input from senior management, the full Board and others.  The assessment includes the review and assessment of existing Board committee charters and an evaluation of the Board’s contribution as a whole, specific areas in which the Board and/or management believe better contributions could be made, and overall Board composition and makeup, including the reelection of current Board members.  The results of such reviews shall be provided to the Board for further discussion as appropriate;

(vii)

to insure that Board members have complete access to Management.

Furthermore, the Board encourages senior management, from time to time, to bring employees into Board meetings who: (a) can provide additional insight concerning the items being discussed because of personal involvement in these areas; (b) represent significant aspects of the Company’s business; and (c) assure the Board of exposure to employees with future potential to assure adequate plans for management succession within the Company.

(viii)

to review and recommend adoption of all director and officer insurance policy requirements;

(ix)

to assist management in the preparation of disclosures in the Company’s annual proxy statement regarding the operations of the Committee in accordance with Item 7(d)(2) of Schedule 14A under the Exchange Act; and

(x)

to perform any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of Board and Committee members.

III.

Membership and Organization of Committee

A.

Size of Committee

The Committee shall consist of at least one director.

B.

Member Qualifications

The members of the Committee shall meet the definition of “independent director” under the Rules of the Nasdaq Stock Market, Inc., as such requirements may change from time to time.

C.

Appointment

The members of the Committee shall be appointed by the Board.  The Board shall designate one member of the Committee to serve as Chairperson.  If the Chairperson is absent from a meeting, another member of the Committee may act as Chairperson.  In the event of a tie vote on any issue, the vote of the Chairperson shall decide the issue.

D.

Term

Members of the Committee will be appointed for one-year terms and shall serve until their resignation, retirement, or removal by the Board or until their successors shall be appointed.  The Board may fill vacancies on the Committee and remove a member of the Committee at any time with or without cause.

IV.

Conduct of Meetings

A.

Frequency

The Committee shall report to the Board on a regular basis and not less frequently than once a year.

The Committee shall meet when, where and as often as it may deem necessary and appropriate in its judgment, either in person or telephonically.  Half of the members of the Committee shall constitute a quorum.  The Chairman of the Board, the Chairman of the Committee, or the Company’s Chief Executive Officer shall have the right to call a special meeting of the Committee.

B.

Non-Committee Member Attendees

The President and Chairman of the Board may attend any meeting of the Committee.  The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting to provide such information as the Committee requests.

C.

Conduct of Meetings

The Committee shall fix its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter.

D.

Minutes

A member of the Committee or the Corporate Secretary shall keep written minutes of Committee meetings, which minutes shall be maintained with the books and records of the Company.

E.

Delegation of Authority

The Committee may delegate authority to one or more members of the Committee when appropriate, but no such delegation shall be permitted if the authority is required by law, regulation or listing standard to be exercised by the Committee as a whole.

APPENDIX E

Codes of Ethics

APPENDIX E

CODE OF ETHICS FOR OFFICERS, DIRECTORS AND EMPLOYEES OF BLUE EARTH, INC.

1.

TREAT IN AN ETHICAL MANNER THOSE TO WHOM BLUE EARTH, INC. HAS AN OBLIGATION

The officers, directors and employees of Blue Earth, Inc. (the “Company”) are committed to performing the business of the Company with the highest levels of honesty and ethical conduct in all aspects of their activities to comply with all applicable laws, rules and regulations, to deter wrongdoing and to abide by the policies and procedures adopted by the Company.

For the communities in which we live and work we are committed to acting as concerned and responsible neighbors, reflecting all aspects of good citizenship. For our shareholders we are committed to pursuing sound growth and earnings objectives and to exercising prudence in the use of our assets and resources. For our suppliers and partners we are committed to fair competition and the sense of responsibility required of a good customer and teammate.

2.

OBEY THE LAW

We will conduct our business in accordance with all applicable laws and regulations. Compliance with the law does not comprise our entire ethical responsibility. Rather, it is a minimum, absolutely essential condition for performance of our duties. In conducting business, we shall:

A.

STRICTLY ADHERE TO ALL ANTITRUST LAWS

Officers, directors and employees must strictly adhere to all antitrust laws. These laws prohibit practices in restraint of trade such as price fixing and boycotting suppliers or customers. They also bar pricing intended to run a competitor out of business; disparaging, misrepresenting, or harassing a competitor; stealing trade secrets; bribery; and kickbacks.

B.

STRICTLY COMPLY WITH ALL SECURITIES LAWS

In our role as a publicly owned company, we must always be alert to and comply with the securities laws and regulations of the United States.

I.

DO NOT ENGAGE IN SPECULATIVE OR INSIDER TRADING

Federal law and Company policy prohibits officers, directors and employees, directly or indirectly through their families or others, from purchasing or selling Company stock while in the possession of material, non-public information concerning the Company. This same prohibition applies to trading in the stock of other publicly held companies on the basis of material, non-public information.

Material, non-public information is any information that could reasonably be expected to affect the price of a stock. If an officer, director or employee is considering buying or selling a stock because of inside information they possess, they should assume that such information is material. It is also important for the officer, director or employee to keep in mind that if any trade they make becomes the subject of an investigation by the government, the trade will be viewed after-the-fact with the benefit of hindsight. Consequently, officers, directors and employees should always carefully consider how their trades would look from this perspective.

Two simple rules can help protect you in this area: (1) Do not use non-public information for personal gain. (2) Do not pass along such information to someone else who has no need to know.

II.

BE TIMELY AND ACCURATE IN ALL PUBLIC REPORTS

As a public company, the Company must file disclosure reports with the United States Securities and Exchange Commission that are full, fair, accurate, timely and understandable. Officers, directors and management of the Company are responsible for ensuring that these reports and the other public communications made by the Company are accurate and fairly present the financial condition and operating results of the Company.

Securities laws are vigorously enforced. Violations may result in severe penalties including forced sales of parts of the business and significant fines against the Company. There may also be sanctions against individual employees including substantial fines and prison sentences.

The principal executive officer and principal financial officer of the Company will certify to the accuracy of reports filed with the SEC in accordance with The Sarbanes-Oxley Act of 2002. Officers and directors who knowingly or willingly make false certifications may be subject to criminal penalties or sanctions including fines and imprisonment.

3.

AVOID CONFLICTS OF INTEREST

Our officers, directors and employees have an obligation to give their complete loyalty to the best interests of the Company. They should avoid any action that may involve, or may appear to involve, a conflict of interest with the Company. Officers, directors and employees should not have any financial or other business relationships with suppliers, customers or competitors that might impair the independence of any judgment they may need to make on behalf of the Company.

Officers, directors and employees are under a continuing obligation to disclose any situation that presents the possibility of a conflict or disparity of interest between the officer, director or employee and the Company. Disclosure to the Chairman of the Nominating and Corporate Governance Committee (or the Chairman of the Board if no Committee exists) of any material transaction or relationship that reasonably could be expected to give rise to a potential conflict is the key to remaining in full compliance with this policy.

4.

AVOID ILLEGAL AND QUESTIONABLE GIFTS OR FAVORS

The sale and marketing of our products and services should always be free from even the perception that favorable treatment was sought, received, or given in exchange for the furnishing or receipt of business courtesies. Officers, directors and employees of the Company will neither give nor accept business courtesies that constitute, or could be reasonably perceived as constituting, unfair business inducements or that would violate law, regulation or policies of the Company, or could cause embarrassment to or reflect negatively on the Company’s reputation.

5.

KEEP ACCURATE AND COMPLETE RECORDS

We must maintain full, fair, accurate and complete Company records. Transactions between the Company and outside individuals and organizations must be promptly and accurately entered in our books in accordance with generally accepted accounting practices and principles. No one should rationalize or even consider misrepresenting facts or falsifying records. It will not be tolerated and will result in disciplinary action.

6.

ENFORCEMENT

The Company has empowered the Nominating and Corporate Governance Committee (the “Governance Committee”) to enforce this Code of Ethics and Business Conduct. Employees with concerns regarding accounting matters may report their concerns to the Company’s Chief Financial Officer or to the Chairman of the Audit Committee of the Board of Directors (or the Chairman of the Board if no Committee exists).  The Governance Committee will report to the Board of Directors at least once each year regarding the general effectiveness of this Code, the Company’s controls and reporting procedures and the Company’s business conduct. Officers, directors and employees of the Company who do not adhere to this Code will be held accountable for their actions.

You are encouraged to contact the Chairman of the Governance Committee when in doubt about, or if you have any questions regarding the best course of action in a particular situation.  You are also encouraged to report violations of laws, rules, regulations of this Code to the Chairman of the Governance Committee.

7.

DISCIPLINARY MEASURES

The Company shall consistently enforce its Code of Ethics and Business Conduct through appropriate means of discipline.  The Governance Committee shall determine whether violations of the Code have occurred and, if so, shall determine the disciplinary measures to be taken against any employee or agent of the Company who has so violated the Code.

The disciplinary measures, which may be invoked at the discretion of the Audit Committee, include, but are not limited to, counseling, oral or written reprimands, warnings, probation or suspension without pay, demotions, reductions in salary, termination of employment, restitution, or in the case of any director, refusal by the Governance Committee (or the entire Board of Directors) to nominate such director for re-election if such director has not been previously terminated for cause.

Any waiver of this Code for any director or executive officer may be made only by the Board of Directors of the Company and along with the reasons for such waiver, must be disclosed on a Current Report on Form 8-K within four business days and in any other manner required or permitted by the Securities and Exchange Commission or any applicable national securities exchange that the Company’s securities are listed and traded on.

Persons subject to disciplinary measures shall include, in addition to the violator, others involved in the wrongdoing such as (i) persons who fail to use reasonable care to detect a violation, (ii) persons who if requested to divulge information withhold material information regarding a violation, and (iii) supervisors who approve or condone the violations or attempt to retaliate against employees or agents for reporting violations or violators.

YOUR PERSONAL COMMITMENT TO BLUE EARTH, INC.
CODE OF ETHICS

I acknowledge that I have received and read the Blue Earth, Inc. Code of Ethics, dated June 2013, and understand my obligations as an officer, director and/or employee to comply with the Code of Ethics

I understand that my agreement to comply with the Code of Ethics does not constitute a contract of employment.

Please sign here: __________________________

Date: _____________________

Please print your name: _____________________________

This signed and completed form must be returned to your manager or designated human resources professional.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held July 18, 2014.

The Proxy Statement and our 2013 Annual Report to Shareholders are available at: http://ir.stockpr.com/blueearthinc/proxy-materials.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

BLUE EARTH, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

 FOR THE ANNUAL MEETING OF SHAREHOLDERS

July 18, 2014

THE UNDERSIGNED, revoking all previous proxies, hereby appoints JOHNNY R. THOMAS and BRETT WOODARD, or either of them as attorneys, agents and proxies with power of substitution, and with all powers the undersigned would possess if personally present, to vote all shares of Common Stock of BLUE EARTH, INC. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company, to be held on July 18, 2014 at 8:00 A.M. local time at Sun City MacDonald Ranch Community Association, located at 2020 West Horizon Ridge Parkway, Henderson, Nevada 89012, and at all adjournments thereof.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼
						Please mark your vote like this	[X]

1. ELECTION OF A BOARD OF SIX DIRECTORS	FOR	WITHHOLD AUTHORITY			FOR	AGAINST	ABSTAIN
(To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below)	[ ]	[ ]	2.	Amendment of Articles of Incorporation to increase authorized common stock	[ ]	[ ]	[ ]
			3.	Advisory vote on approval of executive compensation	[ ]	[ ]	[ ]

			4.	Advisory vote on the frequency of the advisory note on executive compensation	1 YEAR [ ]	2 YEARS [ ]	3 YEARS [ ]

			5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.	[ ]	[ ]	[ ]

01 - Laird Q. Cagen 02 - Johnny R. Thomas 03 - Robert Potts 04 - William (Bill) Richardson	05 - James A. Kelly 06 - Michael W. Allman

The shares represented by this proxy will be voted in accordance with the instructions given. If no such instructions are given, the shares represented by this proxy will be voted in favor of the: (1) election of all of the nominees for directors designated by the board of directors; (2) amendment to articles of incorporation; (3) approval of executive compensation; (4) for 3 years for Proposal 4, and (5) such other business as may properly come before the meeting.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENVELOPE ENCLOSED FOR THIS PURPOSE TO: Blue Earth, Inc., 2298 Horizon Ridge Parkway, Suite 205, Henderson, NV 89052; Attn: John Francis. No postage is required for mailing in the United States; or via e-mail to John Francis at: jfrancis@blueearthinc.com.

Dated: ____________________, 2014	Signature: ________________________	Signature: ________________________

Please sign exactly as your name or names appear hereon. Joint owners should each sign personally. When signing as executor, administrator, corporation, officer, attorney, agent, trustee or guardian, etc. please add your full title to your signature. If signer is a corporation, please sign n full corporate name by president and authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.